                                                               EXHIBIT 17(b)(2)


The enclosed materials were reviewed by NatWest Markets with the Board of Directors of the Company in connection with the delivery of NatWest Markets' fairness opinion letter delivered to the Board of Directors on November 12, 1996. The Opinion of NatWest Markets is however, set forth solely in its opinion letter delivered on that date and attached to Amendment No. 1 to the Rule 13e-3 Transaction Statement as Exhibit 17(b)(1). In connection with the delivery of such opinion letter, NatWest Markets delivered oral presentations to the Board of Directors discussing the methodology and assumptions underlying its opinions and the limitations thereof. Although the enclosed materials summarize certain studies and analyses performed by NatWest Markets, they do not cover all aspects of NatWest Markets' studies and analyses, nor do they reflect the inherently subjective conclusions arrived at by NatWest Markets therefrom. Therefor, an examination of the attached materials in isolation may lead to incomplete or incorrect conclusions as to the valuation of HMI's common stock at the time NatWest Markets' opinion letter was delivered and the fairness of the $2.00 per Share cash consideration to HMI's stockholders.


The Company's historical financial statements have been restated by the Company and the projections underlying NatWest Markets' analyses and opinions have been revised in a materially adverse manner with respect to the Company's projected earnings and prospects. NatWest Markets has not delivered any fairness opinion based upon such restated financial statements and projections.

                    PRESENTATION TO THE MANAGEMENT COMMITTEE


                                NOVEMBER 6, 1996




                                     [LOGO]




                                NATWEST MARKETS

                             HEALTH MANAGEMENT, INC.

                                TABLE OF CONTENTS


                                                                    TAB

NATWEST MARKETS' ENGAGEMENT....................................      I

LIST OF PARTIES CONTACTED......................................     II

PRELIMINARY FINANCIAL ANALYSIS ................................     III

     PRELIMINARY FINANCIAL MODEL ..............................     (a)

     ACQUISITIONS IN THE INDUSTRY..............................     (b)

     COMPARABLE COMPANIES......................................     (c)

     PRELIMINARY VALUATION.....................................     (d)

NATWEST MARKETS' ENGAGEMENT
--------------------------------------------------------------------------------


NATWEST MARKETS HAS BEEN ENGAGED BY HEALTH MANAGEMENT, INC. TO ACT AS ITS FINANCIAL ADVISOR TO ADVISE AND ASSIST THE COMPANY IN CONNECTION WITH:

o       A POSSIBLE SALE OF SECURITIES,

o       A SALE OF THE COMPANY TO A THIRD PARTY, OR

o A RESTRUCTURING OF A SIGNIFICANT PORTION OF THE COMPANY'S BORROWINGS AND CLAIMS ARISING FROM LITIGATION.


IN CONNECTION WITH AN M&A TRANSACTION, NATWEST MARKETS' SERVICES INCLUDE:

o       SEEKING TO INTRODUCE THIRD PARTIES;

o REVIEWING THE BUSINESS, OPERATIONS, FINANCIAL CONDITION AND PROSPECTS AND ANALYZING THE RANGE OF VALUES APPLICABLE TO THE COMPANY;

o ADVISING AND ASSISTING THE COMPANY IN PRICING, STRUCTURING AND NEGOTIATING THE TRANSACTION;

o ASSISTING IN A PRESENTATION OF THE M&A TRANSACTION TO THE COMPANY'S BOARD OF DIRECTORS AND IN COMMUNICATING INFORMATION REGARDING THE TRANSACTION TO THE FINANCIAL COMMUNITY; AND

o PROVIDING SUCH ADDITIONAL FINANCIAL ADVISORY SERVICES AS THE COMPANY MAY REASONABLY REQUEST.

The following is a list of potential acquirors for the Company that were contacted by the Company or NatWest Markets prior to November 6, 1996. This list does not reflect any contacts with such potential acquirors by the Company or NatWest Markets, or responses by potential acquirors, made on or after such date.

LIST OF PARTIES CONTACTED

---------------------------------------------------------------------------------------------------------

COMPANY NAME  CONTACT & TITLE           ADDRESS          PHONE & FAX           COMMENTS
---------------------------------------------------------------------------------------------------------

APRIA         *                  *                      *                       No Contact.


---------------------------------------------------------------------------------------------------------
BERGEN        *                  *                      *                      * Did not respond to
BRUNSWIG                                                                       messages.


---------------------------------------------------------------------------------------------------------
BINDLEY       *                   *                      *                     Not contacted in light
WESTERN                                                                        of litigation.
---------------------------------------------------------------------------------------------------------
CANYON        *                   *                      *                     Financial buyer -
PARTNERS                                                                       interested in buying out
                                                                               banks and providing DIP
                                                                               financing;  would expect
                                                                               equity to be eliminated.
---------------------------------------------------------------------------------------------------------
CARDINAL      *                   *                       *                    * Did not respond to
                                                                               messages.





---------------------------------------------------------------------------------------------------------
MEDPARTNERS   *                   *                       *                    Held meetings with
                                                                               management.  Declined to
                                                                               pursue.

---------------------------------------------------------------------------------------------------------
CHRONIMED     *                   *                       *                    * UBS had some
                                                                               discussion with company
                                                                               regarding HMIS.  No
                                                                               further response.
---------------------------------------------------------------------------------------------------------
CAHILL        *                   *                       *                    Equity Investor - would
WARNOCK                                                                        be interested in
                                                                               investing along side a
                                                                               strategic or financial
                                                                               buyer.
---------------------------------------------------------------------------------------------------------

              Pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934, as amended, confidential material has been omitted and filed separately with the Securities and Exchange Commission.

LIST OF PARTIES CONTACTED

---------------------------------------------------------------------------------------------------------

COMPANY NAME  CONTACT & TITLE           ADDRESS          PHONE & FAX           COMMENTS
---------------------------------------------------------------------------------------------------------
CLINICAL                                                                       No contact.
RESEARCH       *                *                        *
CNTR

---------------------------------------------------------------------------------------------------------
CORAM                                                                          No contact due to pending
               *                *                        *                     merger with Integrated
                                                                               Health Services.

---------------------------------------------------------------------------------------------------------
CVS/MELVILLE                                                                   Held meetings with
                                                                               management.
               *                *                        *                     Company indicated
                                                                               transaction would have to
                                                                               be considered in Q1
                                                                               1997.  Unable to focus
                                                                               due to current spinout of
                                                                               other retail businesses.
---------------------------------------------------------------------------------------------------------
EXPRESS
SCRIPTS       *                  *                       *                     *

---------------------------------------------------------------------------------------------------------
GRANCARE                                                                       ?
             *                   *                       *


---------------------------------------------------------------------------------------------------------
INTERIM
             *                   *                       *                     * met with
                                                                               management.


---------------------------------------------------------------------------------------------------------
MAGELLAN                                                                       No contact.
HEALTH       *                    *                      *
SERVICES

---------------------------------------------------------------------------------------------------------
MCKESSON

             *                    *                       *                    * sent information package.


---------------------------------------------------------------------------------------------------------

              Pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934, as amended, confidential material has been omitted and filed separately with the Securities and Exchange Commission.

LIST OF PARTIES CONTACTED

---------------------------------------------------------------------------------------------------------

COMPANY NAME  CONTACT & TITLE           ADDRESS          PHONE & FAX           COMMENTS
---------------------------------------------------------------------------------------------------------
MERCK & CO    *                         *                *                     No contact.


---------------------------------------------------------------------------------------------------------
NOVA FACTOR   *                         *                *                     MANAGEMENT met with Welsh
(WELSH                                                                         Carson/Nova Factor.
CARSON)                                                                        Would be interested in
                                                                               acquiring transplant
                                                                               business.

---------------------------------------------------------------------------------------------------------
OLSTEN        *                       *                   *                    No response.

---------------------------------------------------------------------------------------------------------
ORACLE        *                       *                    *                   Financial Investor - met
PARTNERS                                                                       with management;  could
                                                                               have interest in
                                                                               providing DIP financing
                                                                               as part of bankruptcy.
---------------------------------------------------------------------------------------------------------
QUINTILES     *                        *                    *                  No contact.



---------------------------------------------------------------------------------------------------------
SANGSTAT      *                        *                    *                  * contacted and
MEDICAL                                                                        sent information package.


---------------------------------------------------------------------------------------------------------
SERVICE       *                        *                     *                 Messages left with *
MASTER                                                                         - no response
---------------------------------------------------------------------------------------------------------

              Pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934, as amended, confidential material has been omitted and filed separately with the Securities and Exchange Commission.

LIST OF PARTIES CONTACTED

---------------------------------------------------------------------------------------------------------

COMPANY NAME  CONTACT & TITLE           ADDRESS          PHONE & FAX           COMMENTS
---------------------------------------------------------------------------------------------------------
SMITH                                                                          Financial Investor -
MANAGEMENT                                                                     meeting delayed due to
(RD SMITH)    *                         *                *                     ongoing discussions with
                                                                               Transworld.  Interested
                                                                               in meeting with
                                                                               management.
---------------------------------------------------------------------------------------------------------
STADTLANDER   *                         *                *                     Strategic Investor -
DRUG CO                                                                        interested in pursuing as
                                                                               part of bankruptcy filing.

---------------------------------------------------------------------------------------------------------
TRANSWORLD/   *                         *                *                     Strategic partner -
HOME                                                                           proposal for combination
HEALTHCARE                                                                     in discussion.


HYPERIAN
PARTNERS


---------------------------------------------------------------------------------------------------------
VALUE HEALTH  *                         *                *                     No contact.



---------------------------------------------------------------------------------------------------------


              Pursuant to Rule 24(b)(2) under the Securities Exchange Act of 1934, as amended, confidential material has been omitted and filed separately with the Securities and Exchange Commission.

PROJECTIONS DISCLAIMER

The projections attached hereto include (a) Company projections considered by the Board of Directors prior to entering into the Original Merger Agreement in November 1996 assuming costs of goods are paid according to their then current terms and (b) projections, based on the Company's projections, but assuming costs of goods are paid within 15 days of sale.

These projections were based in part on financial statements, including the first and second fiscal quarter 1997 financial statements, which were subsequently restated. Therefore, these projections were not considered by the Board of Directors as relevant when voting on the March Amendment and $0.30 per Share Merger Consideration in March, 1997 and the Board of Directors do not consider these projections to be material or relevant to a decision of the stockholders as to whether or not to vote in favor of the Merger Agreement.


HMIS FINANCIAL MODEL

STATEMENTS OF OPERATIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                            1997
                                                                           -----------------------------------------
                                        1994A       1995A      1996A        Q1A        Q2E          Q3E         Q4E       1997E
                                        ------      ------    -------      ------     ------       ------     ------      -------
Net Sales                               44,250      88,456    158,860      40,523     40,523       40,523     40,920      162,488
     Yr-to-Yr/Qtr-to-Qtr Growth           67.7%       99.9%      79.6%      n/a          0.0%         0.0%       1.0%         2.3%
CGS                                     28,643      63,708    117,384      30,011     30,462       30,462     30,762      121,696

GROSS MARGIN                            15,606      24,748     41,476      10,512     10,061       10,061     10,158       40,792
     % of Net Sales                       35.3%       28.0%      26.1%       25.9%      24.8%        24.8%      24.8%        25.1%

OPERATING EXPENSES
Selling and Distribution                 1,847       2,898      4,650       1,233      1,216        1,175      1,187        4,811
     % of Net Sales                        4.2%        3.3%       2.9%        3.0%       3.0%         2.9%       2.9%         3.0%
G&A                                      6,756      17,780     28,512       6,708      6,889        6,889      6,956       27,442
     % of Net Sales                       15.3%       20.1%      17.9%       16.6%      17.0%        17.0%      17.0%        16.9%
EBITDA                                   7,003       4,070      8,315       2,570      1,956        1,997      2,015        8,539
     % of Net Sales                       15.8%        4.6%       5.2%        6.3%       4.8%         4.9%       4.9%         5.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           86.0%      -41.9%     104.3%      n/a        -23.9%         2.1%      -0.1%         2.7%

Deprec. & Amort.                           453         847      2,127         646        646          646        646        2,584
EBIT                                     6,550       3,223      6,187       1,924      1,310        1,351      1,369        5,954
     % of Net Sales                       14.8%        3.6%       3.9%        4.7%       3.2%         3.3%       3.3%         3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth           85.2%      -50.8%      92.0%      n/a        -31.9%         3.1%       1.3%        -3.8%

Interest Income                            290         333         38           -         22          (29)       (99)        (106)
Interest Expense                           (88)       (269)    (2,717)       (740)      (683)        (683)      (683)      (2,790)
Misc. Income (Expense)                       -           -          -           -          -            -          -            -

PRETAX INCOME                            6,752       3,287      3,508       1,184        649          638        586        3,058
     % of Net Sales                       15.3%        3.7%       2.2%        2.9%       1.6%         1.6%       1.4%         1.9%
     Yr-to-Yr/Qtr-to-Qtr Growth           93.6%      -51.3%       6.7%      n/a        -45.2%        -1.7%      -8.1%       -12.8%

Income Tax Expense                       2,751       1,340     (2,405)        253        266          262        240        1,021
     Effective Tax Rate                   40.7%       40.8%     -68.6%       21.3%      41.0%        41.0%      41.0%        33.4%

NET INCOME B/F NONREC.                   4,001       1,946      5,913         932        383          376        346        2,037
     % of Net Sales                        9.0%        2.2%       3.7%        2.3%       0.9%         0.9%       0.8%         1.3%
     Yr-to-Yr/Qtr-to-Qtr Growth           81.3%      -51.4%     203.8%      n/a        -58.9%        -1.7%      -8.1%       -65.5%


Nonrecurring Charges                         -           -    (16,840)       (500)    (1,201)      (7,450)      (250)      (9,401)

NET INCOME                               4,001       1,946    (10,927)        432       (818)      (7,074)        96       (7,364)
     % of Net Sales                        9.0%        2.2%      -6.9%        1.1%      -2.0%       -17.5%       0.2%        -4.5%

PF. PRIMARY EPS B/F NONREC.               0.54        0.21       0.22        0.10       0.02         0.02       0.02         0.13
PF. FULLY DILUTED EPS B/F NONREC.         0.53        0.21       0.22        0.10       0.02         0.02       0.02         0.13

Primary EPS After N/R                     0.54        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)
Fully Diluted EPS After N/R               0.53        0.21      (1.16)       0.05      (0.04)       (0.39)      0.01        (0.46)

Primary Shares                           7,383       9,408      9,415       9,328     18,296       18,296     18,296       16,054
Fully Diluted Shares                     7,593       9,421      9,415       9,334     18,670       18,670     18,670       16,336



                                               1998E                                            1999E
                                    --------------------------------              ----------------------------------
                                      Q1       Q2      Q3      Q4      1998E        Q1       Q2      Q3         Q4        1999E
                                    ------   ------  ------   ------  --------    ------  -------  -------    -------     -------
Net Sales                           41,732   43,010  44,839   47,358   176,939    50,206   53,439   57,123     61,337     222,105
     Yr-to-Yr/Qtr-to-Qtr Growth        2.0%     3.1%    4.3%     5.6%      8.9%      6.0%     6.4%     6.9%       7.4%       25.5%
CGS                                 31,376   32,342  33,726   35,631   133,074    37,911   40,359   43,149     46,342     167,761

GROSS MARGIN                        10,356   10,668  11,114   11,727    43,865    12,295   13,080   13,974     14,995      54,343
     % of Net Sales                   24.8%    24.8%   24.8%    24.8%     24.8%     24.5%    24.5%    24.5%      24.4%       24.5%

OPERATING EXPENSES
Selling and Distribution             1,168    1,204   1,211    1,279     4,862     1,305    1,389    1,428      1,533       5,656
     % of Net Sales                    2.8%     2.8%    2.7%     2.7%      2.7%      2.6%     2.6%     2.5%       2.5%        2.5%
G&A                                  7,094    7,312   7,623    8,051    30,080     8,535    9,085    9,711     10,427      37,758
     % of Net Sales                   17.0%    17.0%   17.0%    17.0%     17.0%     17.0%    17.0%    17.0%      17.0%       17.0%
EBITDA                               2,093    2,152   2,280    2,398     8,923     2,454    2,606    2,835      3,034      10,929
     % of Net Sales                    5.0%     5.0%    5.1%     5.1%      5.0%      4.9%     4.9%     5.0%       4.9%        4.9%
     Yr-to-Yr/Qtr-to-Qtr Growth        1.9%    -0.3%    1.6%    -0.5%      4.5%     -3.4%    -0.2%     1.8%      -0.3%       22.5%

Deprec. & Amort.                       675      675     675      675     2,700       675      675      675        675       2,700
EBIT                                 1,418    1,477   1,605    1,723     6,223     1,779    1,931    2,160      2,359       8,229
     % of Net Sales                    3.4%     3.4%    3.6%     3.6%      3.5%      3.5%     3.6%     3.8%       3.8%        3.7%
     Yr-to-Yr/Qtr-to-Qtr Growth        3.6%     4.1%    8.7%     7.3%      4.5%      3.3%     8.5%    11.9%       9.2%       32.2%

Interest Income                        (33)      17      14        6         4         4       (0)     (29)       (64)        (90)
Interest Expense                      (683)    (683)   (683)    (683)   (2,734)     (683)    (683)    (683)      (683)     (2,734)
Misc. Income (Expense)                   -        -       -        -         -         -        -        -          -           -

PRETAX INCOME                          702      810     936    1,045     3,493     1,100    1,247    1,447      1,612       5,406
     % of Net Sales                    1.7%     1.9%    2.1%     2.2%      2.0%      2.2%     2.3%     2.5%       2.6%        2.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%     14.2%      5.2%    13.4%    16.0%      11.4%       54.7%

Income Tax Expense                     288      332     384      429     1,432       451      511      593        661       2,216
     Effective Tax Rate               41.0%    41.0%   41.0%    41.0%     41.0%     41.0%    41.0%    41.0%      41.0%       41.0%

NET INCOME B/F NONREC.                 414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%
     Yr-to-Yr/Qtr-to-Qtr Growth       19.7%    15.5%   15.5%    11.6%      1.2%      5.2%    13.4%    16.0%      11.4%       54.7%


Nonrecurring Charges                     -        -       -        -         -         -        -        -          -           -

NET INCOME                             414      478     552      617     2,061       649      736      854        951       3,189
     % of Net Sales                    1.0%     1.1%    1.2%     1.3%      1.2%      1.3%     1.4%     1.5%       1.6%        1.4%

PF. PRIMARY EPS B/F NONREC.           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
PF. FULLY DILUTED EPS B/F NONREC.     0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary EPS After N/R                 0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17
Fully Diluted EPS After N/R           0.02     0.03    0.03     0.03      0.11      0.04     0.04     0.05       0.05        0.17

Primary Shares                      18,296   18,296  18,296   18,296    18,296    18,296   18,296   18,296     18,296      18,296
Fully Diluted Shares                18,670   18,670  18,670   18,670    18,670    18,670   18,670   18,670     18,670      18,670

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                    1997
                                                                  --------------------------------------------------------------

                                         1996                       1Q                         2Q                         3Q
                                           E    Growth  % of Revs.   E     Growth % of Revs.    E    Growth  % of Revs.    E
                                        ------- ------  --------- -------  ------ ---------- ------- ------- ---------  -------
REVENUES
   Organ Transplant                     $63,544   na     40.0%    $16,209    na     40.0%    $16,209    0.0%    40.0%   $16,209
   Infertility                           19,857   na     12.5%      5,065    na     12.5%      5,065    0.0%    12.5%     5,065
   Neurology (MS, ALS, Alz.)              6,752   na      4.3%      1,722    na      4.3%      1,722    0.0%     4.3%     1,722
   Cancer                                11,914   na      7.5%      3,039    na      7.5%      3,039    0.0%     7.5%     3,039
   Clozaril (Drug Sales)                 36,141   na     22.8%      9,219    na     22.8%      9,219    0.0%    22.8%     9,219
   Clozaril (Case Mgmt/Services)          9,929   na      6.3%      2,533    na      6.3%      2,533    0.0%     6.3%     2,533
   Other Schiz (Drug Sales)               1,390   na      0.9%        355    na      0.9%        355    0.0%     0.9%       355
   Other Schiz (Case Mgmt/Services)         199   na      0.1%         51    na      0.1%         51    0.0%     0.1%        51
   HIV/AIDS                               1,986   na      1.3%        507    na      1.3%        507    0.0%     1.3%       507
   Other Products                         7,149   na      4.5%      1,824    na      4.5%      1,824    0.0%     4.5%     1,824
                                       --------  ---    -----     -------  ----    ------    -------           -----    -------
TOTAL REVENUES                         $158,860         100.0%    $40,523          100.0%    $40,523           100.0%   $40,523
   Revenue Growth                          79.6%                       na                        0.0%                      0.0%





                                                             4Q                          1997
                                      Growth    % of Revs.    E     Growth   % of Revs.    E     Growth  % of Revs.
                                      ------    ---------  -------  ------   ---------- -------  ------  ----------
REVENUES
   Organ Transplant                     0.0%      40.0%    $16,326   0.7%      39.9%    $64,953    2.2%    40.0%
   Infertility                          0.0%      12.5%      5,113   0.9%      12.5%     20,309    2.3%    12.5%
   Neurology (MS, ALS, Alz.)            0.0%       4.3%      1,787   3.8%       4.4%      6,954    3.0%     4.3%
   Cancer                               0.0%       7.5%      3,154   3.8%       7.7%     12,272    3.0%     7.6%
   Clozaril (Drug Sales)                0.0%      22.8%      9,219   0.0%      22.5%     36,876    2.0%    22.7%
   Clozaril (Case Mgmt/Services)        0.0%       6.3%      2,533   0.0%       6.2%     10,131    2.0%     6.2%
   Other Schiz (Drug Sales)             0.0%       0.9%        368   3.8%       0.9%      1,432    3.0%     0.9%
   Other Schiz (Case Mgmt/Services)     0.0%       0.1%         52   3.0%       0.1%        204    2.8%     0.1%
   HIV/AIDS                             0.0%       1.3%        526   3.8%       1.3%      2,045    3.0%     1.3%
   Other Products                       0.0%       4.5%      1,842   1.0%       4.5%      7,312    2.3%     4.5%
                                                 ------    -------            ------   --------           ------
TOTAL REVENUES                                   100.0%    $40,920            100.0%   $162,488           100.0%
   Revenue Growth                                              1.0%             2.3%                        2.3%




                                                  COGS                           COGS                           COGS
                                                 Margin   % of COGS             Margin   % of COGS             Margin    % of COGSS
                                                 ------   ---------             ------   ---------             ------    ----------
COGS - PRODUCT
   Organ Transplant                   $47,658     75.0%      42.5%    $12,157    75.0%      42.5%    $12,157    75.0%       42.5%
   Infertility                         14,893     75.0%      13.3%      3,799    75.0%      13.3%      3,799    75.0%       13.3%
   Neurology (MS, ALS, Alz.)            5,266     78.0%       4.7%      1,343    78.0%       4.7%      1,343    78.0%        4.7%
   Cancer                               8,936     75.0%       8.0%      2,279    75.0%       8.0%      2,279    75.0%        8.0%
   Clozaril (Drug Sales)               27,105     75.0%      24.2%      6,914    75.0%      24.2%      6,914    75.0%       24.2%
   Clozaril (Case Mgmt/Services)            0      0.0%       0.0%          0     0.0%       0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)             1,084     78.0%       1.0%        277    78.0%       1.0%        277    78.0%        1.0%
   Other Schiz (Case Mgmt/Services)         0      0.0%       0.0%          0     0.0%       0.0%          0     0.0%        0.0%
   HIV/AIDS                             1,549     78.0%       1.4%        395    78.0%       1.4%        395    78.0%        1.4%
   Other Products                       5,576     78.0%       5.0%      1,422    78.0%       5.0%      1,422    78.0%        5.0%
                                     --------    -----      -----     -------   -----      -----     -------    ----       -----
TOTAL COGS - PRODUCT                 $112,068               100.0%    $28,587              100.0%    $28,587               100.0%
   %  of total net revenues              70.5%                           70.5%                          70.5%





                                                COGS                             COGS                           COGS
                                               Margin    % of COGS              Margin   % of COGS             Margin   % of COGS
                                               ------    ---------              ------   ---------             ------   ---------
COGS - PRODUCT
   Organ Transplant                 $12,157      75.0%      42.5%    $12,244     75.0%      42.4%    $48,715    75.0%     42.5%
   Infertility                        3,799      75.0%      13.3%      3,835     75.0%      13.3%     15,232    75.0%     13.3%
   Neurology (MS, ALS, Alz.)          1,343      78.0%       4.7%      1,394     78.0%       4.8%      5,424    78.0%      4.7%
   Cancer                             2,279      75.0%       8.0%      2,366     75.0%       8.2%      9,204    75.0%      8.0%
   Clozaril (Drug Sales)              6,914      75.0%      24.2%      6,914     75.0%      23.9%     27,657    75.0%     24.1%
   Clozaril (Case Mgmt/Services)          0       0.0%       0.0%          0      0.0%       0.0%          0     0.0%      0.0%
   Other Schiz (Drug Sales)             277      78.0%       1.0%        287     78.0%       1.0%      1,117    78.0%      1.0%
   Other Schiz (Case Mgmt/Services)       0       0.0%       0.0%          0      0.0%       0.0%          0     0.0%      0.0%
   HIV/AIDS                             395      78.0%       1.4%        410     78.0%       1.4%      1,595    78.0%      1.4%
   Other Products                     1,422      78.0%       5.0%      1,437     78.0%       5.0%      5,704    78.0%      5.0%
                                    -------     -----      -----     -------    -----      -----    --------   -----     -----
TOTAL COGS - PRODUCT                $28,587                100.0%    $28,887               100.0%   $114,647             100.0%
   %  of total net revenues            70.5%                            70.6%                           70.6%



                                                  Gross                          Gross                           Gross
                                                 Margin     % of GP              Margin     % of GP               Margin   % of GP
                                                 ------     -------              ------     -------               ------   -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $15,886      25.0%      34.0%     $4,052     25.0%      34.0%     $4,052     25.0%     34.0%
   Infertility                         4,964      25.0%      10.6%      1,266     25.0%      10.6%      1,266     25.0%     10.6%
   Neurology (MS, ALS, Alz.)           1,485      22.0%       3.2%        379     22.0%       3.2%        379     22.0%      3.2%
   Cancer                              2,979      25.0%       6.4%        760     25.0%       6.4%        760     25.0%      6.4%
   Clozaril (Drug Sales)               9,035      25.0%      19.3%      2,305     25.0%      19.3%      2,305     25.0%     19.3%
   Clozaril (Case Mgmt/Services)       9,929     100.0%      21.2%      2,533    100.0%      21.2%      2,533    100.0%     21.2%
   Other Schiz (Drug Sales)              306      22.0%       0.7%         78     22.0%       0.7%         78     22.0%      0.7%
   Other Schiz (Case Mgmt/Services)      199     100.0%       0.4%         51    100.0%       0.4%         51    100.0%      0.4%
   HIV/AIDS                              437      22.0%       0.9%        111     22.0%       0.9%        111     22.0%      0.9%
   Other Products                      1,573      22.0%       3.4%        401     22.0%       3.4%        401     22.0%      3.4%
                                     -------     -----      -----     -------    -----      -----     -------    -----     ------
TOTAL GROSS PROFIT - PRODUCT         $46,792                100.0%    $11,936               100.0%    $11,936              100.0%
   Gross Margin                         29.5%                            29.5%                           29.5%


COGS - PHARMACY OPS AND FIXED         $8,156                           $1,424                          $1,875
   %  of total net revenues              5.1%                             3.5%                            4.6%


TOTAL GROSS PROFIT                   $38,636                          $10,512                         $10,061
   Gross Margin                         24.3%                            25.9%                           24.8%






                                                Gross                            Gross                           Gross
                                                Margin    % of GP                Margin    % of GP               Margin    % of GP
                                                ------    -------                ------    -------               ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                   $4,052     25.0%     34.0%     $4,081      25.0%      33.9%    $16,238     25.0%     33.9%
   Infertility                         1,266     25.0%     10.6%      1,278      25.0%      10.6%      5,077     25.0%     10.6%
   Neurology (MS, ALS, Alz.)             379     22.0%      3.2%        393      22.0%       3.3%      1,530     22.0%      3.2%
   Cancer                                760     25.0%      6.4%        789      25.0%       6.6%      3,068     25.0%      6.4%
   Clozaril (Drug Sales)               2,305     25.0%     19.3%      2,305      25.0%      19.2%      9,219     25.0%     19.3%
   Clozaril (Case Mgmt/Services)       2,533    100.0%     21.2%      2,533     100.0%      21.0%     10,131    100.0%     21.2%
   Other Schiz (Drug Sales)               78     22.0%      0.7%         81      22.0%       0.7%        315     22.0%      0.7%
   Other Schiz (Case Mgmt/Services)       51    100.0%      0.4%         52     100.0%       0.4%        204    100.0%      0.4%
   HIV/AIDS                              111     22.0%      0.9%        116      22.0%       1.0%        450     22.0%      0.9%
   Other Products                        401     22.0%      3.4%        405      22.0%       3.4%      1,609     22.0%      3.4%
                                     -------    -----     -----     -------     -----      -----     -------    -----     -----
TOTAL GROSS PROFIT - PRODUCT         $11,936              100.0%    $12,033                100.0%    $47,841              100.0%
   Gross Margin                         29.5%                          29.4%                            29.4%


COGS - PHARMACY OPS AND FIXED         $1,875                         $1,875                           $7,049
   %  of total net revenues              4.6%                           4.6%                             4.3%


TOTAL GROSS PROFIT                   $10,061                        $10,158                          $40,792
   Gross Margin                         24.8%                          24.8%                            25.1%

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                 1998
                                       ----------------------------------------------------------------------------------------

                                        1Q                             2Q                            3Q
                                         E       Growth  % of Revs.     E        Growth  % of Revs.   E       Growth  % of Revs.
                                       -------   ------  ---------     ------    ------  --------- -------    -----   ---------
REVENUES
   Organ Transplant                    $16,561     1.4%     39.7%     $16,919     2.2%    39.3%    $17,406     2.9%     38.8%
   Infertility                           5,209     1.9%     12.5%       5,356     2.8%    12.5%      5,557     3.8%     12.4%
   Neurology (MS, ALS, Alz.)             1,922     7.6%      4.6%       2,140    11.3%     5.0%      2,464    15.1%      5.5%
   Cancer                                3,393     7.6%      8.1%       3,777    11.3%     8.8%      4,348    15.1%      9.7%
   Clozaril (Drug Sales)                 9,219     0.0%     22.1%       9,219     0.0%    21.4%      9,219     0.0%     20.6%
   Clozaril (Case Mgmt/Services)         2,533     0.0%      6.1%       2,533     0.0%     5.9%      2,533     0.0%      5.6%
   Other Schiz (Drug Sales)                396     7.6%      0.9%         441    11.3%     1.0%        507    15.1%      1.1%
   Other Schiz (Case Mgmt/Services)         55     6.0%      0.1%          60     9.0%     0.1%         68    12.0%      0.2%
   HIV/AIDS                                565     7.6%      1.4%         630    11.3%     1.5%        725    15.1%      1.6%
   Other Products                        1,879     2.0%      4.5%       1,935     3.0%     4.5%      2,012     4.0%      4.5%
                                       -------             -----      -------            -----     -------             -----
TOTAL REVENUES                         $41,732             100.0%     $43,010            100.0%    $44,839             100.0%
   Revenue Growth                          2.0%                           3.1%                         4.3%


                                                        1998
                                      --------------------------------------
                                        4Q                            1998
                                         E       Growth  % of Revs.     E       Growth  % of Revs.
                                      -------    ------  ---------   -------    ------  ---------
REVENUES
   Organ Transplant                   $18,033      3.6%     38.1%    $68,918     6.1%     39.0%
   Infertility                          5,819      4.7%     12.3%     21,941     8.0%     12.4%
   Neurology (MS, ALS, Alz.)            2,930     18.9%      6.2%      9,457    36.0%      5.3%
   Cancer                               5,170     18.9%     10.9%     16,688    36.0%      9.4%
   Clozaril (Drug Sales)                9,219      0.0%     19.5%     36,876     0.0%     20.8%
   Clozaril (Case Mgmt/Services)        2,533      0.0%      5.3%     10,131     0.0%      5.7%
   Other Schiz (Drug Sales)               603     18.9%      1.3%      1,947    36.0%      1.1%
   Other Schiz (Case Mgmt/Services)        78     15.0%      0.2%        261    27.7%      0.1%
   HIV/AIDS                               862     18.9%      1.8%      2,781    36.0%      1.6%
   Other Products                       2,113      5.0%      4.5%      7,939     8.6%      4.5%
                                      -------              -----    --------             -----
TOTAL REVENUES                        $47,358              100.0%   $176,939             100.0%
   Revenue Growth                         5.6%                           8.9%


                                               COGS                            COGS                           COGS
                                               Margin   % of COGS              Margin   % of COGS             Margin     % of COGS
                                               -----    --------               ------   ---------             -----      --------
COGS - PRODUCT
   Organ Transplant                  $12,421    75.0%     42.1%     $12,689     75.0%     41.6%    $13,054    75.0%       41.0%
   Infertility                         3,907    75.0%     13.2%       4,017     75.0%     13.2%      4,168    75.0%       13.1%
   Neurology (MS, ALS, Alz.)           1,500    78.0%      5.1%       1,670     78.0%      5.5%      1,922    78.0%        6.0%
   Cancer                              2,544    75.0%      8.6%       2,833     75.0%      9.3%      3,261    75.0%       10.2%
   Clozaril (Drug Sales)               6,914    75.0%     23.4%       6,914     75.0%     22.7%      6,914    75.0%       21.7%
   Clozaril (Case Mgmt/Services)           0     0.0%      0.0%           0      0.0%      0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)              309    78.0%      1.0%         344     78.0%      1.1%        396    78.0%        1.2%
   Other Schiz (Case Mgmt/Services)        0     0.0%      0.0%           0      0.0%      0.0%          0     0.0%        0.0%
   HIV/AIDS                              441    78.0%      1.5%         491     78.0%      1.6%        565    78.0%        1.8%
   Other Products                      1,465    78.0%      5.0%       1,509     78.0%      5.0%      1,570    78.0%        4.9%
                                     -------    -----    ------     -------     -----    ------    -------    -----      ------
TOTAL COGS - PRODUCT                 $29,501             100.0%     $30,467              100.0%    $31,851               100.0%
   %  of total net revenues             70.7%                          70.8%                          71.0%


                                                COGS                            COGS
                                                Margin     % of COGS            Margin    % of COGS
                                                ------     ---------            ------    ---------
COGS - PRODUCT
   Organ Transplant                   $13,524   75.0%       40.1%    $51,689    75.0%       41.2%
   Infertility                          4,364   75.0%       12.9%     16,456    75.0%       13.1%
   Neurology (MS, ALS, Alz.)            2,285   78.0%        6.8%      7,376    78.0%        5.9%
   Cancer                               3,878   75.0%       11.5%     12,516    75.0%       10.0%
   Clozaril (Drug Sales)                6,914   75.0%       20.5%     27,657    75.0%       22.0%
   Clozaril (Case Mgmt/Services)            0    0.0%        0.0%          0     0.0%        0.0%
   Other Schiz (Drug Sales)               470   78.0%        1.4%      1,519    78.0%        1.2%
   Other Schiz (Case Mgmt/Services)         0    0.0%        0.0%          0     0.0%        0.0%
   HIV/AIDS                               672   78.0%        2.0%      2,169    78.0%        1.7%
   Other Products                       1,648   78.0%        4.9%      6,192    78.0%        4.9%
                                      -------   -----      ------   --------    -----      ------
TOTAL COGS - PRODUCT                  $33,756              100.0%   $125,574               100.0%
   %  of total net revenues              71.3%                          71.0%


                                               Gross                            Gross                           Gross
                                               Margin     % of GP               Margin   % of GP                Margin    % of GP
                                               ------     -------               ------   -------                ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,140     25.0%      33.9%      $4,230     25.0%    33.7%     $4,351       25.0%     33.5%
   Infertility                        1,302     25.0%      10.6%       1,339     25.0%    10.7%      1,389       25.0%     10.7%
   Neurology (MS, ALS, Alz.)            423     22.0%       3.5%         471     22.0%     3.8%        542       22.0%      4.2%
   Cancer                               848     25.0%       6.9%         944     25.0%     7.5%      1,087       25.0%      8.4%
   Clozaril (Drug Sales)              2,305     25.0%      18.8%       2,305     25.0%    18.4%      2,305       25.0%     17.7%
   Clozaril (Case Mgmt/Services)      2,533    100.0%      20.7%       2,533    100.0%    20.2%      2,533      100.0%     19.5%
   Other Schiz (Drug Sales)              87     22.0%       0.7%          97     22.0%     0.8%        112       22.0%      0.9%
   Other Schiz (Case Mgmt/Services)      55    100.0%       0.5%          60    100.0%     0.5%         68      100.0%      0.5%
   HIV/AIDS                             124     22.0%       1.0%         138     22.0%     1.1%        159       22.0%      1.2%
   Other Products                       413     22.0%       3.4%         426     22.0%     3.4%        443       22.0%      3.4%
                                    -------    -----      ------     -------    ------   ------    -------      ------    ------
TOTAL GROSS PROFIT - PRODUCT        $12,231               100.0%     $12,543             100.0%    $12,989                100.0%
   Gross Margin                        29.3%                            29.2%                         29.0%


COGS - PHARMACY OPS AND FIXED        $1,875                           $1,875                        $1,875
   %  of total net revenues             4.5%                             4.4%                          4.2%


TOTAL GROSS PROFIT                  $10,356                          $10,668                       $11,114
   Gross Margin                        24.8%                            24.8%                         24.8%





                                                  Gross                           Gross
                                                  Margin    % of GP               Margin    % of GP
                                                  ------    -------               ------    -------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,508       25.0%     33.1%    $17,230      25.0%     33.5%
   Infertility                         1,455       25.0%     10.7%      5,485      25.0%     10.7%
   Neurology (MS, ALS, Alz.)             645       22.0%      4.7%      2,080      22.0%      4.1%
   Cancer                              1,293       25.0%      9.5%      4,172      25.0%      8.1%
   Clozaril (Drug Sales)               2,305       25.0%     16.9%      9,219      25.0%     17.9%
   Clozaril (Case Mgmt/Services)       2,533      100.0%     18.6%     10,131     100.0%     19.7%
   Other Schiz (Drug Sales)              133       22.0%      1.0%        428      22.0%      0.8%
   Other Schiz (Case Mgmt/Services)       78      100.0%      0.6%        261     100.0%      0.5%
   HIV/AIDS                              190       22.0%      1.4%        612      22.0%      1.2%
   Other Products                        465       22.0%      3.4%      1,747      22.0%      3.4%
                                     -------      ------    ------    -------     ------    ------
TOTAL GROSS PROFIT - PRODUCT         $13,602                100.0%    $51,365               100.0%
   Gross Margin                         28.7%                            29.0%


COGS - PHARMACY OPS AND FIXED         $1,875                           $7,500
   %  of total net revenues              4.0%                             4.2%


TOTAL GROSS PROFIT                   $11,727                          $43,865
   Gross Margin                         24.8%                            24.8%

HMIS FINANCIAL MODEL

QUARTERLY OPS. BY PRODUCT LINE
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                      1999
                                      -----------------------------------------------------------------------------------------
                                       1Q                            2Q                              3Q
                                        E       Growth   % of Rev     E      Growth    % of Revs.     E     Growth    % of Revs.
                                     -------    ------   --------  -------   ------    ----------  -------  ------    ----------
REVENUES
   Organ Transplant                  $18,682     3.6%       37.2%  $19,354     3.6%       36.2%    $20,051    3.6%       35.1%
   Infertility                         6,092     4.7%       12.1%    6,378     4.7%       11.9%      6,678    4.7%       11.7%
   Neurology (MS, ALS, Alz.)           3,484    18.9%        6.9%    4,142    18.9%        7.8%      4,925   18.9%        8.6%
   Cancer                              6,147    18.9%       12.2%    7,309    18.9%       13.7%      8,691   18.9%       15.2%
   Clozaril (Drug Sales)               9,219     0.0%       18.4%    9,219     0.0%       17.3%      9,219    0.0%       16.1%
   Clozaril (Case Mgmt/Services)       2,533     0.0%        5.0%    2,533     0.0%        4.7%      2,533    0.0%        4.4%
   Other Schiz (Drug Sales)              717    18.9%        1.4%      853    18.9%        1.6%      1,014   18.9%        1.8%
   Other Schiz (Case Mgmt/Services)       89    15.0%        0.2%      103    15.0%        0.2%        118   15.0%        0.2%
   HIV/AIDS                            1,025    18.9%        2.0%    1,218    18.9%        2.3%      1,448   18.9%        2.5%
   Other Products                      2,219     5.0%        4.4%    2,330     5.0%        4.4%      2,446    5.0%        4.3%
TOTAL REVENUES                       --------              -----   -------               -----     -------              -----
   Revenue Growth                    $50,206               100.0%  $53,439               100.0%    $57,123              100.0%
                                         6.0%                          6.4%                            6.9%



                                                            1999
                                     -------------------------------------------------
                                       4Q                              1999
                                        E        Growth   % of Revs.     E      Growth  % of Revs.
                                     -------     -----    ---------   -------   ------  ----------
REVENUES
   Organ Transplant                  $20,773      3.6%       33.9%    $78,860    14.4%    35.5%
   Infertility                         6,992      4.7%       11.4%     26,141    19.1%    11.8%
   Neurology (MS, ALS, Alz.)           5,856     18.9%        9.5%     18,406    94.6%     8.3%
   Cancer                             10,333     18.9%       16.8%     32,481    94.6%    14.6%
   Clozaril (Drug Sales)               9,219      0.0%       15.0%     36,876     0.0%    16.6%
   Clozaril (Case Mgmt/Services)       2,533      0.0%        4.1%     10,131     0.0%     4.6%
   Other Schiz (Drug Sales)            1,206     18.9%        2.0%      3,789    94.6%     1.7%
   Other Schiz (Case Mgmt/Services)      136     15.0%        0.2%        446    71.0%     0.2%
   HIV/AIDS                            1,722     18.9%        2.8%      5,413    94.6%     2.4%
   Other Products                      2,568      5.0%        4.2%      9,563    20.5%     4.3%
TOTAL REVENUES                       -------                -----    --------            -----
   Revenue Growth                    $61,337                100.0%   $222,105            100.0%
                                         7.4%                            25.5%






                                                COGS                           COGS                            COGS
                                               Margin   % of COGS             Margin   % of COGS              Margin  % of COGS
                                               ------   ---------             -----    ---------              -----   ---------
COGS - PRODUCT
   Organ Transplant                $14,011     75.0%     39.0%     $14,516    75.0%      37.8%    $15,038     75.0%     36.5%
   Infertility                        4,569     75.0%     12.7%       4,784    75.0%      12.5%      5,009     75.0%     12.2%
   Neurology (MS, ALS, Alz.)          2,717     78.0%      7.6%       3,231    78.0%       8.4%      3,841     78.0%      9.3%
   Cancer                             4,611     75.0%     12.8%       5,482    75.0%      14.3%      6,518     75.0%     15.8%
   Clozaril (Drug Sales)              6,914     75.0%     19.3%       6,914    75.0%      18.0%      6,914     75.0%     16.8%
   Clozaril (Case Mgmt/Services)          0      0.0%      0.0%           0     0.0%       0.0%          0      0.0%      0.0%
   Other Schiz (Drug Sales)             559     78.0%      1.6%         665    78.0%       1.7%        791     78.0%      1.9%
   Other Schiz (Case Mgmt/Services)       0      0.0%      0.0%           0     0.0%       0.0%          0      0.0%      0.0%
   HIV/AIDS                             799     78.0%      2.2%         950    78.0%       2.5%      1,130     78.0%      2.7%
   Other Products                     1,731     78.0%      4.8%       1,817    78.0%       4.7%      1,908     78.0%      4.6%
                                    -------     ----     -----      -------    ----      -----     -------     ----     ------
TOTAL COGS - PRODUCT                $35,911              100.0%     $38,359              100.0%    $41,149              100.0%
   %  of total net revenues            71.5%                           71.8%                          72.0%




                                                  COGS                          COGS
                                                 Margin  % of COGS             Margin     % of COGS
                                                 ------  --------              ------     ---------
COGS - PRODUCT
   Organ Transplant                   $15,580    75.0%    35.1%    $59,145     75.0%       37.0%
   Infertility                           5,244    75.0%    11.8%     19,605     75.0%       12.3%
   Neurology (MS, ALS, Alz.)             4,567    78.0%    10.3%     14,356     78.0%        9.0%
   Cancer                                7,750    75.0%    17.5%     24,360     75.0%       15.2%
   Clozaril (Drug Sales)                 6,914    75.0%    15.6%     27,657     75.0%       17.3%
   Clozaril (Case Mgmt/Services)             0     0.0%     0.0%          0      0.0%        0.0%
   Other Schiz (Drug Sales)                940    78.0%     2.1%      2,956     78.0%        1.9%
   Other Schiz (Case Mgmt/Services)          0     0.0%     0.0%          0      0.0%        0.0%
   HIV/AIDS                              1,343    78.0%     3.0%      4,222     78.0%        2.6%
   Other Products                        2,003    78.0%     4.5%      7,459     78.0%        4.7%
                                       -------    ----    -----    --------     ----       -----
TOTAL COGS - PRODUCT                   $44,342            100.0%   $159,761                100.0%
   %  of total net revenues               72.3%                        71.9%






                                              Gross                          Gross                       Gross
                                              Margin    % of GP             Margin  % of GP             Margin   % of GP
                                              -----     ------              -----   ------              ------   ------
GROSS PROFIT - PRODUCT
   Organ Transplant                  $4,670   25.0%       32.7%   $4,839     25.0%   32.1%    $5,013     25.0%    31.4%    $5,193
   Infertility                        1,523   25.0%       10.7%    1,595     25.0%   10.6%     1,670     25.0%    10.5%     1,748
   Neurology (MS, ALS, Alz.)            766   22.0%        5.4%      911     22.0%    6.0%     1,083     22.0%     6.8%     1,288
   Cancer                             1,537   25.0%       10.8%    1,827     25.0%   12.1%     2,173     25.0%    13.6%     2,583
   Clozaril (Drug Sales)              2,305   25.0%       16.1%    2,305     25.0%   15.3%     2,305     25.0%    14.4%     2,305
   Clozaril (Case Mgmt/Services)      2,533  100.0%       17.7%    2,533    100.0%   16.8%     2,533    100.0%    15.9%     2,533
   Other Schiz (Drug Sales)             158   22.0%        1.1%      188     22.0%    1.2%       223     22.0%     1.4%       265
   Other Schiz (Case Mgmt/Services)      89  100.0%        0.6%      103    100.0%    0.7%       118    100.0%     0.7%       136
   HIV/AIDS                             225   22.0%        1.6%      268     22.0%    1.8%       319     22.0%     2.0%       379
   Other Products                       488   22.0%        3.4%      513     22.0%    3.4%       538     22.0%     3.4%       565
                                    -------  -----       -----   ------     -----   -----    -------    -----    -----    -------
TOTAL GROSS PROFIT - PRODUCT        $14,295              100.0%  $15,080            100.0%   $15,974             100.0%   $16,995
   Gross Margin                        28.5%                        28.2%                       28.0%                        27.7%

                                     $2,000                       $2,000                      $2,000                       $2,000
COGS - PHARMACY OPS AND FIXED           4.0%                         3.7%                        3.5%                         3.3%
   %  of total net revenues

                                    $12,295                      $13,080                     $13,974                      $14,995
TOTAL GROSS PROFIT                     24.5%                        24.5%                       24.5%                        24.4%
   Gross Margin




                                        Gross                          Gross
                                       Margin    % of GP              Margin   % of GP
                                       ------    -------              ------   -------
GROSS PROFIT - PRODUCT                  25.0%     30.6%    $19,715     25.0%    31.6%
    Organ Transplant                    25.0%     10.3%      6,535     25.0%    10.5%
   Infertility                          22.0%      7.6%      4,049     22.0%     6.5%
   Neurology (MS, ALS, Alz.)            25.0%     15.2%      8,120     25.0%    13.0%
   Cancer                               25.0%     13.6%      9,219     25.0%    14.8%
   Clozaril (Drug Sales)               100.0%     14.9%     10,131    100.0%    16.2%
   Clozaril (Case Mgmt/Services)        22.0%      1.6%        834     22.0%     1.3%
   Other Schiz (Drug Sales)            100.0%      0.8%        446    100.0%     0.7%
   Other Schiz (Case Mgmt/Services)     22.0%      2.2%      1,191     22.0%     1.9%
   HIV/AIDS                             22.0%      3.3%      2,104     22.0%     3.4%
   Other Products                       -----      ----    -------     -----     ----
                                                 100.0%    $62,343             100.0%
TOTAL GROSS PROFIT - PRODUCT                                  28.1%
   Gross Margin

                                                            $8,000
COGS - PHARMACY OPS AND FIXED                                  3.6%
   %  of total net revenues

                                                           $54,343
TOTAL GROSS PROFIT                                            24.5%
   Gross Margin












                                                  Gross                           Gross
                                                  Margin    % of GP               Margin    % of GP
                                                  ------    -------               ------    -------
GROSS PROFIT - PRODUCT
    Organ Transplant                  $4,508       25.0%     33.1%    $17,230      25.0%     33.5%
   Infertility                         1,455       25.0%     10.7%      5,485      25.0%     10.7%
   Neurology (MS, ALS, Alz.)             645       22.0%      4.7%      2,080      22.0%      4.1%
   Cancer                              1,293       25.0%      9.5%      4,172      25.0%      8.1%
   Clozaril (Drug Sales)               2,305       25.0%     16.9%      9,219      25.0%     17.9%
   Clozaril (Case Mgmt/Services)       2,533      100.0%     18.6%     10,131     100.0%     19.7%
   Other Schiz (Drug Sales)              133       22.0%      1.0%        428      22.0%      0.8%
   Other Schiz (Case Mgmt/Services)       78      100.0%      0.6%        261     100.0%      0.5%
   HIV/AIDS                              190       22.0%      1.4%        612      22.0%      1.2%
   Other Products                        465       22.0%      3.4%      1,747      22.0%      3.4%
                                     -------      -----      ----     -------     -----     -----
TOTAL GROSS PROFIT - PRODUCT         $13,602                100.0%    $51,365               100.0%
   Gross Margin                         28.7%                            29.0%


COGS - PHARMACY OPS AND FIXED         $1,875                           $7,500
   %  of total net revenues              4.0%                             4.2%


TOTAL GROSS PROFIT                   $11,727                          $43,865
   Gross Margin                         24.8%                            24.8%

HMIS FINANCIAL MODEL

BALANCE SHEET
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                   1997
                                                                    ------------------------------------------
                                              1995A       1996A       Q1A        Q2E        Q3E        Q4E        1997E
                                             ---------  ----------  --------- ---------- ---------- ---------- -------------
ASSETS
CURRENT:
     Cash and cash equivalents                 $4,563      $3,280     $1,586     $1,964    $(4,654)   $(4,416)      $(4,416)
     Accounts receivable, net                  31,340      36,457     36,959     39,968     39,968     40,359        40,359
     Inventories                                7,788       6,801      7,212      7,010      7,010      7,079         7,079
     Tax refund receivable                      1,827       8,037      5,752      2,300      2,300      2,300         2,300
     Deferred taxes                             3,133       1,807      2,357      2,357      2,357      2,357         2,357
     Prepaid expenses and other                 1,164         655        404        404        404        404           404
----------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                 49,814      57,038     54,269     54,003     47,385     48,083        48,083
IMPROVEMENTS AND EQUIPMENT, NET                 2,136       3,826      3,680      3,481      3,282      3,083         3,083
GOODWILL                                       35,464      34,008     33,711     33,446     33,182     32,917        32,917
OTHER                                           1,276       1,044      1,167      1,167      1,167      1,167         1,167
----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  $88,690     $95,916    $92,828    $92,098    $85,015    $85,250       $85,250
============================================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                         $12,330     $20,715    $18,448    $12,352    $12,352    $12,473       $12,473
     Accrued unusual charges                        0       3,559      2,151          0          0          0             0
     Accrued expenses                           1,862       1,526      1,778      1,783      1,774      1,791         1,791
     Current maturities of long-term debt      23,135      28,746     28,750     28,750     28,750     28,750        28,750
----------------------------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES            37,328      54,546     51,127     42,885     42,876     43,015        43,015
LONG-TERM DEBT, LESS CURRENT MATURITIES         3,191       4,006      3,905      3,905      3,905      3,905         3,905
----------------------------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                    40,519      58,552     55,032     46,790     46,781     46,920        46,920
----------------------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                                0           0          0          0          0          0             0
     Common stock                                 280         280        280        549        549        549           549
     Additional paid-in capital                38,020      38,139     38,139     46,200     46,200     46,200        46,200
     Retained earnings (deficit)                9,872      (1,055)      (623)    (1,441)    (8,515)    (8,419)       (8,419)
----------------------------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY           48,172      37,364     37,796     45,307     38,234     38,330        38,330
----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $88,690     $95,916    $92,828    $92,098    $85,015    $85,250       $85,250
============================================================================================================================




                                                           1998E
                                           ----------------------------------------
                                              Q1       Q2         Q3         Q4       1998E
                                           ------------------- ---------  --------- -----------
ASSETS
CURRENT:
     Cash and cash equivalents                $1,390   $1,349      $936        $55         $55
     Accounts receivable, net                 40,245   41,478    43,242     45,672      45,672
     Inventories                               7,221    7,443     7,762      8,200       8,200
     Tax refund receivable                         0        0         0          0           0
     Deferred taxes                                0        0         0          0           0
     Prepaid expenses and other                  404      404       404        404         404
------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                49,260   50,673    52,344     54,330      54,330
IMPROVEMENTS AND EQUIPMENT, NET                2,872    2,661     2,450      2,240       2,240
GOODWILL                                      32,640   32,363    32,086     31,810      31,810
OTHER                                          1,167    1,167     1,167      1,167       1,167
------------------------------------------------------------------------------------------------
TOTAL ASSETS                                 $85,939  $86,865   $88,048    $89,546     $89,546
================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                        $12,722  $13,114   $13,675    $14,448     $14,448
     Accrued unusual charges                       0        0         0          0           0
     Accrued expenses                          1,818    1,873     1,943      2,053       2,053
     Current maturities of long-term debt     28,750   28,750    28,750     28,750      28,750
------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES           43,290   43,737    44,368     45,250      45,250
LONG-TERM DEBT, LESS CURRENT MATURITIES        3,905    3,905     3,905      3,905       3,905
------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                   47,195   47,643    48,274     49,156      49,156
------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                               0        0         0          0           0
     Common stock                                549      549       549        549         549
     Additional paid-in capital               46,200   46,200    46,200     46,200      46,200
     Retained earnings (deficit)              (8,005)  (7,527)   (6,974)    (6,358)     (6,358)
------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY          38,744   39,222    39,774     40,391      40,391
------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY   $85,939  $86,865   $88,048    $89,546     $89,546
================================================================================================




                                                               1999E
                                           -----------------------------------------------
                                               Q1          Q2          Q3          Q4         1999E
                                           ----------- ----------- ----------- ----------- ------------
ASSETS
CURRENT:
     Cash and cash equivalents                   $608       $(612)    $(2,067)    $(3,813)     $(3,813)
     Accounts receivable, net                  46,767      49,778      53,210      57,136       57,136
     Inventories                                8,725       9,288       9,930      10,665       10,665
     Tax refund receivable                          0           0           0           0            0
     Deferred taxes                                 0           0           0           0            0
     Prepaid expenses and other                   404         404         404         404          404
-------------------------------------------------------------------------------------------------------
          TOTAL CURRENT ASSETS                 56,503      58,859      61,478      64,391       64,391
IMPROVEMENTS AND EQUIPMENT, NET                 2,029       1,818       1,607       1,397        1,397
GOODWILL                                       31,533      31,256      30,979      30,703       30,703
OTHER                                           1,167       1,167       1,167       1,167        1,167
-------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                  $91,232     $93,100     $95,232     $97,658      $97,658
=======================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT:
     Accounts payable                         $15,372     $16,365     $17,496     $18,791      $18,791
     Accrued unusual charges                        0           0           0           0            0
     Accrued expenses                           2,165       2,304       2,451       2,631        2,631
     Current maturities of long-term debt      28,750      28,750      28,750      28,750       28,750
-------------------------------------------------------------------------------------------------------
          TOTAL CURRENT LIABILITIES            46,287      47,419      48,697      50,172       50,172
LONG-TERM DEBT, LESS CURRENT MATURITIES         3,905       3,905       3,905       3,905        3,905
-------------------------------------------------------------------------------------------------------
          TOTAL LIABILITIES                    50,193      51,324      52,602      54,078       54,078
-------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS' EQUITY
     Preferred stock                                0           0           0           0            0
     Common stock                                 549         549         549         549          549
     Additional paid-in capital                46,200      46,200      46,200      46,200       46,200
     Retained earnings (deficit)               (5,709)     (4,973)     (4,119)     (3,168)      (3,168)
-------------------------------------------------------------------------------------------------------
          TOTAL STOCKHOLDERS' EQUITY           41,040      41,776      42,629      43,580       43,580
-------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $91,232     $93,100     $95,232     $97,658      $97,658
=======================================================================================================

HMIS FINANCIAL MODEL

CASH FLOW STATEMENT
($000s, except per share amounts)
--------------------------------------------------------------------------------

                                                                                                           1997
                                                                                        ------------------------------------------
                                                        1994A      1995A      1996A       Q1A        Q2E        Q3E        Q4E
                                                        -------- ----------- ---------  --------- ---------- ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         4,001       1,946   (10,927)       432       (818)    (7,074)        96
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                          453         847     2,127        646        646        646        646
     Provision for doubtful A/R                           1,781       7,978    14,715      1,635      2,026      2,026      2,046
     Deferred taxes                                        (701)     (2,516)    1,326       (550)         -          -          -
     Write-off of improvements and equipment                  -           -       264          -          -          -          -
     Write-off of goodwill                                    -           -       552          -          -          -          -
     Write-off of organizational costs                        -           -       134          -          -          -          -
     Loss from disposition of rental equipment                -         287         -          -          -          -          -
     Compensation under restricted stock                     57          57         -          -          -          -          -
     Common stock issued to director                          -          19         -          -          -          -          -
Changes in working capital:
     Accounts receivable                                 (9,625)    (16,707)  (19,832)    (2,137)    (5,035)    (2,026)    (2,437)
     Tax refund receivable                                    -      (1,827)   (6,210)     2,286      3,452          -          -
     Inventories                                            205      (1,827)      987       (411)       202          -        (69)
     Prepaid expenses and other                            (205)       (976)      508        252          -          -          -
     Other assets                                          (249)       (240)       98       (124)         -          -          -
     Accounts payable                                       100       4,870     8,385     (2,267)    (6,096)         -        122
     Accrued unusual charges                                  -           -     3,559     (1,408)    (2,151)         -          -
     Acrrued expenses                                       203         396      (336)       252          5         (9)        17
     Income taxes payable                                   280      (1,760)        -          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES             (3,700)     (9,451)   (4,650)    (1,395)    (7,770)    (6,436)       421
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                         -     (20,630)     (324)         -          -          -          -
     Cash used in acquisition of Murray Group            (7,500)          -         -          -          -          -          -
     Other acquisitions                                    (250)     (2,168)        -          -          -          -          -
     Collection of receivable from seller of Murray           -       1,444         -          -          -          -          -
     Capital expenditures                                  (566)       (948)   (1,492)      (203)      (182)      (182)      (182)
     Proceeds from sale of rental equipment                   -         215         -          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES             (8,316)    (22,087)   (1,816)      (203)      (182)      (182)      (182)
-----------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                             -      23,000    16,450          -          -          -          -
     Principal payments on long-term debt                     -           -   (11,000)       (97)         -          -          -
     Principal payments on current maturities of LTD          -           -         -          -          -          -          -
     Net payment on capital leases                          (44)       (123)     (386)         -          -          -          -
     Decrease in bank loan - net                           (200)          -         -          -          -          -          -
     Proceeds from issuance of common stock              21,982           -         -          -      8,330          -          -
     Cash paid for deferred borrowing fees                    -        (722)        -          -          -          -          -
     Proceeds from exercise of warrants                     218         427         -          -          -          -          -
     Proceeds from exercise of options                       13          24       120          -          -          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES      21,969      22,606     5,184        (97)     8,330          -          -
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      9,953      (8,933)   (1,283)    (1,694)       378     (6,618)       239
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD            3,543      13,495     4,563      3,280      1,586      1,964     (4,654)
-----------------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                 13,495       4,563     3,280      1,586      1,964     (4,654)    (4,416)
===================================================================================================================================




                                                                                    1998E
                                                                  ------------------------------------------
                                                        1997E        Q1         Q2        Q3         Q4        1998E
                                                        --------- ---------  --------- ---------- ---------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                         (7,364)      414        478        552        617       2,061
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                         2,584       675        675        675        675       2,700
     Provision for doubtful A/R                            7,733     2,087      2,150      2,242      2,368       8,847
     Deferred taxes                                         (550)    2,357          -          -          -       2,357
     Write-off of improvements and equipment                   -         -          -          -          -           -
     Write-off of goodwill                                     -         -          -          -          -           -
     Write-off of organizational costs                         -         -          -          -          -           -
     Loss from disposition of rental equipment                 -         -          -          -          -           -
     Compensation under restricted stock                       -         -          -          -          -           -
     Common stock issued to director                           -         -          -          -          -           -
Changes in working capital:
     Accounts receivable                                 (11,635)   (1,973)    (3,383)    (4,007)    (4,797)    (14,160)
     Tax refund receivable                                 5,737     2,300          -          -          -       2,300
     Inventories                                            (279)     (141)      (222)      (318)      (439)     (1,121)
     Prepaid expenses and other                              252         -          -          -          -           -
     Other assets                                           (124)        -          -          -          -           -
     Accounts payable                                     (8,242)      249        392        561        773       1,975
     Accrued unusual charges                              (3,559)        -          -          -          -           -
     Acrrued expenses                                        265        26         56         70        109         261
     Income taxes payable                                      -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES             (15,180)    5,993        146       (225)      (694)      5,220
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                          -         -          -          -          -           -
     Cash used in acquisition of Murray Group                  -         -          -          -          -           -
     Other acquisitions                                        -         -          -          -          -           -
     Collection of receivable from seller of Murray            -         -          -          -          -           -
     Capital expenditures                                   (749)     (188)      (188)      (188)      (188)       (750)
     Proceeds from sale of rental equipment                    -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES                (749)     (188)      (188)      (188)      (188)       (750)
------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                              -         -          -          -          -           -
     Principal payments on long-term debt                    (97)        -          -          -          -           -
     Principal payments on current maturities of LTD           -         -          -          -          -           -
     Net payment on capital leases                             -         -          -          -          -           -
     Decrease in bank loan - net                               -         -          -          -          -           -
     Proceeds from issuance of common stock                8,330         -          -          -          -           -
     Cash paid for deferred borrowing fees                     -         -          -          -          -           -
     Proceeds from exercise of warrants                        -         -          -          -          -           -
     Proceeds from exercise of options                         -         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES        8,233         -          -          -          -           -
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (7,696)    5,806        (41)      (412)      (882)      4,470
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD             3,280    (4,416)     1,390      1,349        936      (4,416)
------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                  (4,416)    1,390      1,349        936         55          55
========================================================================================================================



                                                                        1999E
                                                        --------------------------------------
                                                           Q1       Q2        Q3        Q4      1999E
                                                        -------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                            649       736       854      951      3,189
Adj. to reconcile net income (loss) to CF fr. Ops.:
     Depreciation and amortization                           675       675       675      675      2,700
     Provision for doubtful A/R                            2,510     2,672     2,856    3,067     11,105
     Deferred taxes                                            -         -         -        -          -
     Write-off of improvements and equipment                   -         -         -        -          -
     Write-off of goodwill                                     -         -         -        -          -
     Write-off of organizational costs                         -         -         -        -          -
     Loss from disposition of rental equipment                 -         -         -        -          -
     Compensation under restricted stock                       -         -         -        -          -
     Common stock issued to director                           -         -         -        -          -
Changes in working capital:
     Accounts receivable                                  (3,606)   (5,683)   (6,288)  (6,993)   (22,570)
     Tax refund receivable                                     -         -         -        -          -
     Inventories                                            (525)     (563)     (642)    (735)    (2,465)
     Prepaid expenses and other                                -         -         -        -          -
     Other assets                                              -         -         -        -          -
     Accounts payable                                        925       992     1,131    1,295      4,343
     Accrued unusual charges                                   -         -         -        -          -
     Acrrued expenses                                        112       139       146      181        579
     Income taxes payable                                      -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) OPERATING ACTIVITIES                 740    (1,032)   (1,267)  (1,559)    (3,118)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
     Cash used in acquisition of CPMB                          -         -         -        -          -
     Cash used in acquisition of Murray Group                  -         -         -        -          -
     Other acquisitions                                        -         -         -        -          -
     Collection of receivable from seller of Murray            -         -         -        -          -
     Capital expenditures                                   (188)     (188)     (188)    (188)      (750)
     Proceeds from sale of rental equipment                    -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH FROM (USED IN) INVESTING ACTIVITIES                (188)     (188)     (188)    (188)      (750)
---------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Proceeds from long-term debt                              -         -         -        -          -
     Principal payments on long-term debt                      -         -         -        -          -
     Principal payments on current maturities of LTD           -         -         -        -          -
     Net payment on capital leases                             -         -         -        -          -
     Decrease in bank loan - net                               -         -         -        -          -
     Proceeds from issuance of common stock                    -         -         -        -          -
     Cash paid for deferred borrowing fees                     -         -         -        -          -
     Proceeds from exercise of warrants                        -         -         -        -          -
     Proceeds from exercise of options                         -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES            -         -         -        -          -
---------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         553    (1,219)   (1,455)  (1,747)    (3,868)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                55       608      (612)  (2,067)        55
---------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                     608      (612)   (2,067)  (3,813)    (3,813)
=========================================================================================================

HMIS FINANCIAL MODEL

ASSUMPTIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

SHARES OUTSTANDING AND SETTLEMENT

                                                                                                     1997
                                                                                    ---------------------------------------
                                         1993         1994       1995       1996       Q1         Q2        Q3         Q4
                                        -------    -------     -------    -------   -------    ------    -------     -------
       Non-settlement shares             5,884      7,383       9,408      9,415     9,328      9,328      9,328      9,328
       Newly issued shares                   -          -           -          -         -      8,968      8,968      8,968
       Non-settlement options              424        210          13          -         5        374        374        374
       Shares to Banks                       -          -           -          -         -          -          -          -
       Options to Banks                      -          -           -          -         -          -          -          -
       Wt Avg Shares to Plaintiffs           -          -           -          -         -          -          -          -
       Wt Avg Options to Plaintiffs          -          -           -          -         -          -          -          -
       Shares to Suppliers                   -          -           -          -         -          -          -          -
       Options to Suppliers                  -          -           -          -         -          -          -          -

       Total settlement shares               0          0           0          0         0          0          0          0
       Total settlement options              0          0           0          0         0          0          0          0
       Bond Conversion Price                                                                     0.00       0.00       0.00
       Shares on bond convers.                                                                      -          -          -

Primary Shares                           5,884      7,383       9,408      9,415     9,328     18,296     18,296     18,296
Fully Diluted Shares                     6,309      7,593       9,421      9,415     9,334     18,670     18,670     18,670


                                                             1998                                     1999
                                              -----------------------------           ------------------------------------
                                     1997E     Q1       Q2      Q3     Q4     1998E    Q1     Q2      Q3     Q4      1999E
                                     ------   -----   -----   -----   -----  ------   -----  ----    -----  ------   -----
       Non-settlement shares          9,328   9,328   9,328   9,328   9,328   9,328   9,328  9,328   9,328   9,328   9,328
       Newly issued shares            8,968   8,968   8,968   8,968   8,968   8,968   8,968  8,968   8,968   8,968   8,968
       Non-settlement options           374     374     374     374     374     374     374    374     374     374     374
       Shares to Banks                    -       -       -       -       -       -       -      -       -       -       -
       Options to Banks                   -       -       -       -       -       -       -      -       -       -       -
       Wt Avg Shares to Plaintiffs        -       -       -       -       -       -       -      -       -       -       -
       Wt Avg Options to Plaintiffs       -       -       -       -       -       -       -      -       -       -       -
       Shares to Suppliers                -       -       -       -       -       -       -      -       -       -       -
       Options to Suppliers               -       -       -       -       -       -       -      -       -       -       -

       Total settlement shares            0       0       0       0       0       -       -      -       -       -       -
       Total settlement options           0       0       0       0       0       -       -      -       -       -       -
       Bond Conversion Price           0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00    0.00    0.00    0.00
       Shares on bond convers.            -       -       -       -       -       -       -      -       -       -       -

Primary Shares                       18,296  18,296  18,296  18,296  18,296  18,296  18,296 18,296  18,296  18,296  18,296
Fully Diluted Shares                 18,670  18,670  18,670  18,670  18,670  18,670  18,670 18,670  18,670  18,670  18,670




SOURCES AND USES                                1997                                       1998
                               -----------------------------------             --------------------------
                               1996A   Q1A     Q2      Q3      Q4     1997E      Q1     Q2     Q3     Q4        1998E
                               -----  -----  -----   ------   ----   -------   -----  -----  -----  -----      ------
SOURCES
Debt Issuance                   $0     $0       $0      $0      $0       $0      $0     $0     $0     $0          $0
Convertible Debt Issuance        0      0        0       0       0        0       0      0      0      0           0
Equity Issuance                  0      0    8,968       0       0    8,968       0      0      0      0           0
                               ----   ----  ------    ----    ----   ------    ----   ----   ----   ----        ----
                     TOTAL      $0     $0   $8,968      $0      $0   $8,968      $0     $0     $0     $0          $0


USES
Fees and Expenses (Debt)        $0     $0       $0      $0      $0       $0      $0     $0     $0     $0          $0
Fees and Expenses (Equity)       0      0      638       0       0     $638       0      0      0      0          $0
Term Loan                        0      0        0       0       0       $0       0      0      0      0          $0
Revolver A                       0      0        0       0       0       $0       0      0      0      0          $0
Revolver B                       0      0        0       0       0       $0       0      0      0      0          $0
Excess Proceeds                  0      0    8,330       0       0   $8,330       0      0      0      0          $0
                               ---    ----  ------    ----    ----   ------    ----   ----   ----   ----        ----
                     TOTAL      $0     $0   $8,968      $0      $0   $8,968      $0     $0     $0     $0          $0


SOURCES AND USES                                           1999
                                            ---------------------------------------
                                               Q1         Q2         Q3        Q4        1999E
                                            ------     -----      ------    -------     -------
SOURCES
Debt Issuance                                  $0        $0         $0         $0         $0
Convertible Debt Issuance                       0         0          0          0          0
Equity Issuance                                 0         0          0          0          0
                                             ----      ----       ----       ----       ----
                     TOTAL                     $0        $0         $0         $0         $0


USES
Fees and Expenses (Debt)                       $0        $0         $0         $0         $0
Fees and Expenses (Equity)                      0         0          0          0         $0
Term Loan                                       0         0          0          0         $0
Revolver A                                      0         0          0          0         $0
Revolver B                                      0         0          0          0         $0
Excess Proceeds                                 0         0          0          0         $0
                                             ----      ----       ----       ----       ----
                     TOTAL                     $0        $0         $0         $0         $0





MISCELLANEOUS
       Return on Cash                  5.00%
       Cost of Incr. Working Cap       8.75%
       Income Tax Rate                 41.0%
       Bond Conversion Price          $0.00
       Convert. bond coupon            0.00%
       Warrant Exercise Price         $5.00
       Receivables                       90    88   85   Days' Sales Outstanding
       Payables                          37    37   37   Days COGS
       Converts issued on          04/30/96
       Litig. Secs. issued on      04/30/96

HMIS FINANCIAL MODEL

ASSUMPTIONS
($000s, except per share amounts)

DEBT AND INTEREST EXPENSE                                                                1997
                                                                        ---------------------------------------
                                1993       1994      1995       1996      Q1         Q2         Q3         Q4        1997E
                              --------   --------  --------   -------   ------     ------     ------     ------     -------
  Term Loan Outstandings                                      18,000    17,000     17,000     17,000     17,000      17,000
  Term Loan Rate (1)                                            8.75%     8.75%      8.75%      8.75%      8.75%       8.75%
  Term Loan Interest                                                                  372        372        372       1,116

  Revolver A Outstandings                                      6,350     6,350      6,350      6,350      6,350       6,350
  Revolver A Rate (2)                                           8.25%     8.25%      8.25%      8.25%      8.25%       8.25%
  Revolver A Interest                                                                 131        131        131         393

  Revolver B Outstandings                                      4,000     5,000      5,000      5,000      5,000       5,000
  Revolver B Rate (3)                                           8.25%     8.25%      8.25%      8.25%      8.25%       8.25%
  Revolver B Interest                                                                 103        103        103         309

  Sub Note Outstandings                                        3,000     3,000      3,000      3,000      3,000       3,000
  Sub Note Rate                                                 8.00%     8.00%      8.00%      8.00%      8.00%       8.00%
  Sub Note Interest                                                                    60         60         60         180

  Cap Lease Outstandings                                       1,402     1,402      1,402      1,402      1,402       1,402
  Cap Lease Rate                                                5.00%     5.00%      5.00%      5.00%      5.00%       5.00%
  Cap Lease Interest                                                                   18         18         18          53

  Equip. Note Outstandings                                         0         0          0          0          0           0
  Equip. Note Rate                                              0.00%     0.00%      0.00%      0.00%      0.00%       0.00%
  Equip. Note Interest                                                                 -          -          -           -

  Convertible Bonds                                                0         0          0          0          0           0
  Convertible Bond Rate                                                              0.00%      0.00%      0.00%       0.00%
  Convertible Bond Interest                                                             -          -          -           -

  Other Outstandings                                                                                                      -
  Other Rate                                                     0.00%     0.00%      0.00%      0.00%      0.00%       0.00%
  Other Interest                                                                        -          -          -           -

TOTAL DEBT                                                     32,752    32,655     32,752     32,752     32,752      32,752
TOTAL INTEREST EXP               174         88        269      2,717       740        683        683        683       2,790


DEBT AND INTEREST EXPENSE                     1998                                                 1999
                             --------------------------------------               ---------------------------------------
                               Q1         Q2         Q3        Q4       1998E       Q1         Q2         Q3        Q4        1999E
                             ------    ------     ------     ------    ------     ------    ------     ------     -------    ------
  Term Loan Outstandings     17,000    17,000     17,000     17,000    17,000     17,000    17,000     17,000     17,000     17,000
  Term Loan Rate (1)           8.75%     8.75%      8.75%      8.75%     8.75%      8.75%     8.75%      8.75%      8.75%      8.75%
  Term Loan Interest            372       372        372        372     1,488        372       372        372        372      1,488

  Revolver A Outstandings     6,350     6,350      6,350      6,350     6,350      6,350     6,350      6,350      6,350      6,350
  Revolver A Rate (2)          8.25%     8.25%      8.25%      8.25%     8.25%      8.25%     8.25%      8.25%      8.25%      8.25%
  Revolver A Interest           131       131        131        131       524        131       131        131        131        524

  Revolver B Outstandings     5,000     5,000      5,000      5,000     5,000      5,000     5,000      5,000      5,000      5,000
  Revolver B Rate (3)          8.25%     8.25%      8.25%      8.25%     8.25%      8.25%     8.25%      8.25%      8.25%      8.25%
  Revolver B Interest           103       103        103        103       413        103       103        103        103        413

  Sub Note Outstandings       3,000     3,000      3,000      3,000     3,000      3,000     3,000      3,000      3,000      3,000
  Sub Note Rate                8.00%     8.00%      8.00%      8.00%     8.00%      8.00%     8.00%      8.00%      8.00%      8.00%
  Sub Note Interest              60        60         60         60       240         60        60         60         60        240

  Cap Lease Outstandings      1,402     1,402      1,402      1,402     1,402      1,402     1,402      1,402      1,402      1,402
  Cap Lease Rate               5.00%     5.00%      5.00%      5.00%     5.00%      5.00%     5.00%      5.00%      5.00%      5.00%
  Cap Lease Interest             18        18         18         18        70         18        18         18         18         70

  Equip. Note Outstandings        0         0          0          0         0          0         0          0          0          0
  Equip. Note Rate             0.00%     0.00%      0.00%      0.00%     0.00%      0.00%     0.00%      0.00%      0.00%      0.00%
  Equip. Note Interest            -         -          -          -         -          -         -          -          -          -

  Convertible Bonds               0         0          0          0         0          0         0          0          0          0
  Convertible Bond Rate        0.00%     0.00%      0.00%      0.00%     0.00%      0.00%     0.00%      0.00%      0.00%      0.00%
  Convertible Bond Interest       -         -          -          -         -          -         -          -          -          -

  Other Outstandings                                                        -                                                     -
  Other Rate                    0.00%     0.00%      0.00%      0.00%     0.00%      0.00%     0.00%      0.00%      0.00%     0.00%
  Other Interest                  -         -          -          -         -          -         -          -          -          -

TOTAL DEBT                    32,752    32,752     32,752     32,752    32,752     32,752    32,752     32,752     32,752     32,752
TOTAL INTEREST EXP               683       683        683        683     2,734        683       683        683        683      2,734



EXTRAORDINARY ITEMS

                                                                                           1997
                                                                          ----------------------------------------
                                 1993      1994       1995        1996      Q1          Q2        Q3         Q4         1997E
                               --------   -------    -------     ------   ------      ------    ------     ------      -------
  Writedown of Revenues
  Writedown of Inventories                                        2,840
                               -------    -------    --------    ------    ------     ------     ------     ------     ------
Total                             -          -           -        2,840       -          -          -          -          -
  Writedown of Receivables                                        8,400
  Settlement of Litigation                                                                        7,200
  Reorganization Expenses                                         3,600
  Professional Fees                                               2,000       500      1,201        250        250
  Other
                               -------    -------    --------    ------    ------     ------     ------     ------     ------
Total                             -          -           -       14,000       500      1,201      7,450        250        -


EXTRAORDINARY ITEMS

                                               1998                                                1999
                              --------------------------------------              --------------------------------------
                                Q1         Q2        Q3        Q4       1998E       Q1         Q2         Q3        Q4       1999E
                              -------    -------   -------   -------   -------    -------    -------   -------    ------   ---------
  Writedown of Revenues
  Writedown of Inventories
                              -------   -------    -------   -------   -------    -------    ------     ------    ------     -------
Total                            -         -          -          -         -          -         -          -          -         -

  Writedown of Receivables
  Settlement of Litigation
  Reorganization Expenses
  Professional Fees
  Other
                              -------   -------    -------   -------   -------    -------    ------     ------    ------   ---------
Total                            -         -          -          -         -          -         -          -          -          -

----------------------------------
  (1)  Prime Rate + 50 B.P.
  (2)  Prime Rate + 0 B.P.
  (3)  Prime Rate + 0 B.P.

[THE FOLLOWING IS AN ALTERNATIVE MODEL DEMONSTRATING THE PROJECTED EFFECT OF A POSSIBLE SHORTENING OF PAYMENT TERMS BY THE COMPANY'S SUPPLIERS]

HMIS FINANCIAL MODEL

STATEMENTS OF OPERATIONS
($000S, EXCEPT PER SHARE AMOUNTS; ACCOUNTS PAYABLE - DAYS COGS OF 15 DAYS)
--------------------------------------------------------------------------------

                                                                                           1997
                                                                        -----------------------------------------
                                          1994A      1995A     1996A      Q1A        Q2E        Q3E        Q4E       1997E
                                        ---------  ---------  --------  --------  ---------  ----------  --------  ---------
Net Sales                                 44,250     88,456   158,860    40,523     40,523      40,523    40,920    162,488
        Yr-to-Yr/Qtr-to-Qtr Growth          67.7%      99.9%     79.6%      n/a          -           -       1.0%       2.3%
CGS                                       28,643     63,708   117,384    30,011     30,462      30,462    30,762    121,696

Gross Margin                              15,606     24,748    41,476    10,512     10,061      10,061    10,158     40,792
        % of Net Sales                      35.3%      28.0%     26.1%     25.9%      24.8%       24.8%     24.8%      25.1%

Operating Expenses
Selling and Distribution                   1,847      2,898     4,650     1,233      1,216       1,175     1,187      4,811
        % of Net Sales                       4.2%       3.3%      2.9%      3.0%       3.0%        2.9%      2.9%       3.0%
G&A                                        6,756     17,780    28,512     7,208      7,213       7,213     7,284     28,918
        % of Net Sales                      15.3%      20.1%     17.9%     17.8%      17.8%       17.8%     17.8%      17.8%
EBITDA                                     7,003      4,070     8,315     2,070      1,632       1,673     1,687      7,063
        % of Net Sales                      15.8%       4.6%      5.2%      5.1%       4.0%        4.1%      4.1%       4.3%
        Yr-to-Yr/Qtr-to-Qtr Growth          86.0%     -41.9%    104.3%      n/a      -21.2%        2.5%     -0.1%     -15.1%

Deprec. & Amort.                             453        847     2,127       646        646         646       646      2,584
EBIT                                       6,550      3,223     6,187     1,424        986       1,027     1,041      4,479
        % of Net Sales                      14.8%       3.6%      3.9%      3.5%       2.4%        2.5%      2.5%       2.8%
        Yr-to-Yr/Qtr-to-Qtr Growth          85.2%     -50.8%     92.0%      n/a      -30.7%        4.1%      1.4%     -27.6%

Interest Income                              290        333        38         -        (14)        (45)      (39)       (98)
Interest Expense                             (88)      (269)   (2,717)     (740)      (683)       (683)     (683)    (2,790)
Misc. Income (Expense)                         -          -         -         -          -           -         -          -

Pretax Income                              6,752      3,287     3,508       684        288         299       319      1,591
        % of Net Sales                      15.3%       3.7%      2.2%      1.7%       0.7%        0.7%      0.8%       1.0%
        Yr-to-Yr/Qtr-to-Qtr Growth          93.6%     -51.3%      6.7%      n/a      -57.9%        3.6%      6.8%     -54.7%

Income Tax Expense                         2,751      1,340    (2,405)      253        118         122       131        624
        Effective Tax Rate                  40.7%      40.8%    -68.6%     36.9%      41.0%       41.0%     41.0%      39.2%

Net Income b/f Nonrec.                     4,001      1,946     5,913       432        170         176       188        967
        % of Net Sales                       9.0%       2.2%      3.7%      1.1%       0.4%        0.4%      0.5%       0.6%
        Yr-to-Yr/Qtr-to-Qtr Growth          81.3%     -51.4%    203.8%      n/a      -60.6%        3.6%      6.8%     -83.7%


Nonrecurring Charges                           -          -   (16,840)        -          -           -         -          -

Net Income                                 4,001      1,946   (10,927)      432        170         176       188        967
        % of Net Sales                       9.0%       2.2%     -6.9%      1.1%       0.4%        0.4%      0.5%       0.6%

Pf. Primary EPS b/f Nonrec.                 0.54       0.21      0.22      0.05       0.01        0.01      0.01       0.05
Pf. Fully Diluted EPS b/f Nonrec.           0.53       0.21      0.22      0.05       0.01        0.01      0.01       0.05

Primary EPS After N/R                       0.54       0.21     (1.16)     0.05       0.01        0.01      0.01       0.05
Fully Diluted EPS After N/R                 0.53       0.21     (1.16)     0.05       0.01        0.01      0.01       0.05

Primary Shares                             7,383      9,408     9,415     9,328     21,528      21,528    21,528     18,478
Fully Diluted Shares                       7,593      9,421     9,415     9,334     24,728      24,728    24,728     20,880

                                                            1998E
                                        ----------------------------------------
                                           Q1         Q2         Q3        Q4       1998E
                                        ---------  ---------  --------  --------  ---------
Net Sales                                 41,732     43,010    44,839    47,358    176,939
        Yr-to-Yr/Qtr-to-Qtr Growth           2.0%       3.1%      4.3%      5.6%       8.9%
CGS                                       31,376     32,342    33,726    35,631    133,074

Gross Margin                              10,356     10,668    11,114    11,727     43,865
        % of Net Sales                      24.8%      24.8%     24.8%     24.8%      24.8%

Operating Expenses
Selling and Distribution                   1,168      1,204     1,211     1,279      4,862
        % of Net Sales                       2.8%       2.8%      2.7%      2.7%       2.7%
G&A                                        7,261      7,484     7,802     8,240     30,787
        % of Net Sales                      17.4%      17.4%     17.4%     17.4%      17.4%
EBITDA                                     1,926      1,980     2,101     2,208      8,215
        % of Net Sales                       4.6%       4.6%      4.7%      4.7%       4.6%
        Yr-to-Yr/Qtr-to-Qtr Growth          11.9%      -0.3%      1.8%     -0.5%      16.3%

Deprec. & Amort.                             675        675       675       675      2,700
EBIT                                       1,251      1,305     1,426     1,533      5,515
        % of Net Sales                       3.0%       3.0%      3.2%      3.2%       3.1%
        Yr-to-Yr/Qtr-to-Qtr Growth          20.1%       4.3%      9.3%      7.5%      23.1%

Interest Income                               (9)        17         9        (5)        12
Interest Expense                            (683)      (683)     (683)     (683)    (2,734)
Misc. Income (Expense)                         -          -         -         -          -

Pretax Income                                559        638       752       844      2,793
        % of Net Sales                       1.3%       1.5%      1.7%      1.8%       1.6%
        Yr-to-Yr/Qtr-to-Qtr Growth          75.2%      14.2%     17.8%     12.3%      75.6%

Income Tax Expense                           229        262       308       346      1,145
        Effective Tax Rate                  41.0%      41.0%     41.0%     41.0%      41.0%

Net Income b/f Nonrec.                       330        377       444       498      1,648
        % of Net Sales                       0.8%       0.9%      1.0%      1.1%       0.9%
        Yr-to-Yr/Qtr-to-Qtr Growth          75.2%      14.2%     17.8%     12.3%      70.5%


Nonrecurring Charges                      (1,000)         -         -         -     (1,000)

Net Income                                  (670)       377       444       498        648
        % of Net Sales                      -1.6%       0.9%      1.0%      1.1%       0.4%

Pf. Primary EPS b/f Nonrec.                 0.02       0.02      0.02      0.02       0.08
Pf. Fully Diluted EPS b/f Nonrec.           0.02       0.02      0.02      0.02       0.08

Primary EPS After N/R                      (0.03)      0.02      0.02      0.02       0.03
Fully Diluted EPS After N/R                (0.03)      0.02      0.02      0.02       0.03

Primary Shares                            21,528     21,528    21,528    21,528     21,528
Fully Diluted Shares                      24,728     24,728    24,728    24,728     24,728

                                                            1999E
                                        ----------------------------------------
                                           Q1         Q2         Q3        Q4       1999E
                                        ---------  ---------  --------  --------  ---------
Net Sales                                 50,206     53,439    57,123    61,337    222,105
        Yr-to-Yr/Qtr-to-Qtr Growth           6.0%       6.4%      6.9%      7.4%      25.5%
CGS                                       37,911     40,359    43,149    46,342    167,761

Gross Margin                              12,295     13,080    13,974    14,995     54,343
        % of Net Sales                      24.5%      24.5%     24.5%     24.4%      24.5%

Operating Expenses
Selling and Distribution                   1,305      1,389     1,428     1,533      5,656
        % of Net Sales                       2.6%       2.6%      2.5%      2.5%       2.5%
G&A                                        8,585      9,138     9,768    10,489     37,980
        % of Net Sales                      17.1%      17.1%     17.1%     17.1%      17.1%
EBITDA                                     2,404      2,552     2,778     2,973     10,707
        % of Net Sales                       4.8%       4.8%      4.9%      4.8%       4.8%
        Yr-to-Yr/Qtr-to-Qtr Growth           2.7%      -0.2%      1.8%     -0.3%      30.3%

Deprec. & Amort.                             675        675       675       675      2,700
EBIT                                       1,729      1,877     2,103     2,298      8,007
        % of Net Sales                       3.4%       3.5%      3.7%      3.7%       3.6%
        Yr-to-Yr/Qtr-to-Qtr Growth          12.8%       8.6%     12.0%      9.3%      45.2%

Interest Income                              (15)       (27)      (52)      (81)      (175)
Interest Expense                            (683)      (683)     (683)     (683)    (2,734)
Misc. Income (Expense)                         -          -         -         -          -

Pretax Income                              1,031      1,167     1,367     1,533      5,099
        % of Net Sales                       2.1%       2.2%      2.4%      2.5%       2.3%
        Yr-to-Yr/Qtr-to-Qtr Growth          22.1%      13.2%     17.1%     12.1%      82.5%

Income Tax Expense                           423        479       561       629      2,090
        Effective Tax Rate                  41.0%      41.0%     41.0%     41.0%      41.0%

Net Income b/f Nonrec.                       608        689       807       905      3,008
        % of Net Sales                       1.2%       1.3%      1.4%      1.5%       1.4%
        Yr-to-Yr/Qtr-to-Qtr Growth          22.1%      13.2%     17.1%     12.1%      82.5%


Nonrecurring Charges                           -          -         -         -          -

Net Income                                   608        689       807       905      3,008
        % of Net Sales                       1.2%       1.3%      1.4%      1.5%       1.4%

Pf. Primary EPS b/f Nonrec.                 0.03       0.03      0.04      0.04       0.14
Pf. Fully Diluted EPS b/f Nonrec.           0.03       0.03      0.04      0.04       0.14

Primary EPS After N/R                       0.03       0.03      0.04      0.04       0.14
Fully Diluted EPS After N/R                 0.03       0.03      0.04      0.04       0.14

Primary Shares                            21,528     21,528    21,528    21,528     21,528
Fully Diluted Shares                      24,728     24,728    24,728    24,728     24,728

HMIS FINANCIAL MODEL
BALANCE SHEET
($000s, except per share amounts; Accounts Payable - Days COGS of 15 days)
--------------------------------------------------------------------------------

                                                                                              1997
                                                                        --------------------------------------------
                                                  1995A       1996A        Q1A         Q2E         Q3E        Q4E        1997E
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
Assets
Current:
    Cash and cash equivalents                      $4,563      $3,280      $1,586     ($3,881)    ($3,249)  ($2,990)     ($2,990)
    Accounts receivable, net                       31,340      36,457      36,959      39,968      39,968    40,359       40,359
    Inventories                                     7,788       6,801       7,212       7,010       7,010     7,079        7,079
    Tax refund receivable                           1,827       8,037       5,752       2,300       2,300     2,300        2,300
    Deferred taxes                                  3,133       1,807       2,357       2,357       2,357     2,357        2,357
    Prepaid expenses and other                      1,164         655         404         404         404       404          404
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
         Total current assets                      49,814      57,038      54,269      48,158      48,790    49,509       49,509
Improvements and equipment, net                     2,136       3,826       3,680       3,481       3,282     3,083        3,083
Goodwill                                           35,464      34,008      33,711      33,446      33,182    32,917       32,917
Other                                               1,276       1,044       1,167       1,167       1,167     1,167        1,167
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
Total Assets                                      $88,690     $95,916     $92,828     $86,253     $86,420   $86,676      $86,676
                                                ==========  ==========  ==========  ==========  ==========  ========  ===========

Liabilities and Stockholders' Equity
Current:
    Accounts payable                              $12,330     $20,715     $18,448      $5,007      $5,007    $5,057       $5,057
    Accrued unusual charges                             0       3,559       2,151           0           0         0            0
    Accrued expenses                                1,862       1,526       1,778       1,854       1,845     1,863        1,863
    Current maturities of long-term debt           23,135      28,746      28,750      28,750      28,750    28,750       28,750
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
         Total current liabilities                 37,328      54,546      51,127      35,612      35,603    35,670       35,670
Long-term debt, less current maturities             3,191       4,006       3,905       3,905       3,905     3,905        3,905
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
         Total liabilities                         40,519      58,552      55,032      39,517      39,508    39,576       39,576
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
Commitments and contingencies
Stockholders' equity
    Preferred stock                                     0           0           0           0           0         0            0
    Common stock                                      280         280         280         646         646       646          646
    Additional paid-in capital                     38,020      38,139      38,139      46,543      46,543    46,543       46,543
    Retained earnings (deficit)                     9,872      (1,055)       (623)       (453)       (277)      (88)         (88)
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
         Total stockholders' equity                48,172      37,364      37,796      46,736      46,912    47,100       47,100
                                                ----------  ----------  ----------  ----------  ----------  --------  -----------
Total Liabilities and Stockholders' Equity        $88,690     $95,916     $92,828     $86,253     $86,420   $86,676      $86,676
                                                ==========  ==========  ==========  ==========  ==========  ========  ===========

                                                                      1998E
                                                ----------------------------------------------
                                                    Q1          Q2          Q3          Q4        1998E
                                                ----------  ----------  ----------  ----------  ----------
Assets
Current:
    Cash and cash equivalents                      $1,548      $1,174        $321     ($1,137)    ($1,137)
    Accounts receivable, net                       40,245      41,478      43,242      45,672      45,672
    Inventories                                     7,221       7,443       7,762       8,200       8,200
    Tax refund receivable                               0           0           0           0           0
    Deferred taxes                                      0           0           0           0           0
    Prepaid expenses and other                        404         404         404         404         404
                                                ----------  ----------  ----------  ----------  ----------
         Total current assets                      49,419      50,498      51,728      53,139      53,139
Improvements and equipment, net                     2,872       2,661       2,450       2,240       2,240
Goodwill                                           32,640      32,363      32,086      31,810      31,810
Other                                               1,167       1,167       1,167       1,167       1,167
                                                ----------  ----------  ----------  ----------  ----------
Total Assets                                      $86,097     $86,690     $87,432     $88,355     $88,355
                                                ==========  ==========  ==========  ==========  ==========

Liabilities and Stockholders' Equity
Current:
    Accounts payable                               $5,158      $5,316      $5,544      $5,857      $5,857
    Accrued unusual charges                             0           0           0           0           0
    Accrued expenses                                1,855       1,911       1,983       2,094       2,094
    Current maturities of long-term debt           28,750      28,750      28,750      28,750      28,750
                                                ----------  ----------  ----------  ----------  ----------
         Total current liabilities                 35,762      35,978      36,277      36,701      36,701
Long-term debt, less current maturities             3,905       3,905       3,905       3,905       3,905
                                                ----------  ----------  ----------  ----------  ----------
         Total liabilities                         39,668      39,883      40,182      40,607      40,607
                                                ----------  ----------  ----------  ----------  ----------
Commitments and contingencies
Stockholders' equity
    Preferred stock                                     0           0           0           0           0
    Common stock                                      646         646         646         646         646
    Additional paid-in capital                     46,543      46,543      46,543      46,543      46,543
    Retained earnings (deficit)                      (759)       (382)         61         560         560
                                                ----------  ----------  ----------  ----------  ----------
         Total stockholders' equity                46,430      46,806      47,250      47,748      47,748
                                                ----------  ----------  ----------  ----------  ----------
Total Liabilities and Stockholders' Equity        $86,097     $86,690     $87,432     $88,355     $88,355
                                                ==========  ==========  ==========  ==========  ==========

                                                                      1999E
                                                ----------------------------------------------
                                                    Q1          Q2          Q3          Q4        1999E
                                                ----------  ----------  ----------  ----------  ----------
Assets
Current:
    Cash and cash equivalents                     ($1,205)    ($3,061)    ($5,235)    ($7,797)    ($7,797)
    Accounts receivable, net                       46,767      49,778      53,210      57,136      57,136
    Inventories                                     8,725       9,288       9,930      10,665      10,665
    Tax refund receivable                               0           0           0           0           0
    Deferred taxes                                      0           0           0           0           0
    Prepaid expenses and other                        404         404         404         404         404
                                                ----------  ----------  ----------  ----------  ----------
         Total current assets                      54,691      56,410      58,310      60,408      60,408
Improvements and equipment, net                     2,029       1,818       1,607       1,397       1,397
Goodwill                                           31,533      31,256      30,979      30,703      30,703
Other                                               1,167       1,167       1,167       1,167       1,167
                                                ----------  ----------  ----------  ----------  ----------
Total Assets                                      $89,420     $90,651     $92,064     $93,675     $93,675
                                                ==========  ==========  ==========  ==========  ==========

Liabilities and Stockholders' Equity
Current:
    Accounts payable                               $6,232      $6,634      $7,093      $7,618      $7,618
    Accrued unusual charges                             0           0           0           0           0
    Accrued expenses                                2,176       2,316       2,463       2,645       2,645
    Current maturities of long-term debt           28,750      28,750      28,750      28,750      28,750
                                                ----------  ----------  ----------  ----------  ----------
         Total current liabilities                 37,158      37,700      38,306      39,013      39,013
Long-term debt, less current maturities             3,905       3,905       3,905       3,905       3,905
                                                ----------  ----------  ----------  ----------  ----------
         Total liabilities                         41,063      41,606      42,212      42,918      42,918
                                                ----------  ----------  ----------  ----------  ----------
Commitments and contingencies
Stockholders' equity
    Preferred stock                                     0           0           0           0           0
    Common stock                                      646         646         646         646         646
    Additional paid-in capital                     46,543      46,543      46,543      46,543      46,543
    Retained earnings (deficit)                     1,168       1,857       2,663       3,568       3,568
                                                ----------  ----------  ----------  ----------  ----------
         Total stockholders' equity                48,357      49,045      49,852      50,757      50,757
                                                ----------  ----------  ----------  ----------  ----------
Total Liabilities and Stockholders' Equity        $89,420     $90,651     $92,064     $93,675     $93,675
                                                ==========  ==========  ==========  ==========  ==========


        Preliminary Model Based Upon Company Projections and Assumptions

HMIS FINANCIAL MODEL
CASH FLOW STATEMENT
($000s, except per share amounts; Accounts Payable - Days COGS of 15 days)
--------------------------------------------------------------------------------

                                                           1994A       1995A       1996A
                                                         ----------  ----------  ----------
Cash flows from operating activities:
Net income (loss)                                            4,001       1,946     (10,927)
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               453         847       2,127
   Provision for doubtful A/R                                1,781       7,978      14,715
   Deferred taxes                                             (701)     (2,516)      1,326
   Write-off of improvements and equipment                       -           -         264
   Write-off of goodwill                                         -           -         552
   Write-off of organizational costs                             -           -         134
   Loss from disposition of rental equipment                     -         287           -
   Compensation under restricted stock                          57          57           -
   Common stock issued to director                               -          19           -
Changes in working capital:
   Accounts receivable                                      (9,625)    (16,707)    (19,832)
   Tax refund receivable                                         -      (1,827)     (6,210)
   Inventories                                                 205      (1,827)        987
   Prepaid expenses and other                                 (205)       (976)        508
   Other assets                                               (249)       (240)         98
   Accounts payable                                            100       4,870       8,385
   Accrued unusual charges                                       -           -       3,559
   Acrrued expenses                                            203         396        (336)
   Income taxes payable                                        280      (1,760)          -
                                                         ----------  ----------  ----------
Net cash from (used in) operating activities                (3,700)     (9,451)     (4,650)
                                                         ----------  ----------  ----------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -     (20,630)       (324)
   Cash used in acquisition of Murray Group                 (7,500)          -           -
   Other acquisitions                                         (250)     (2,168)          -
   Collection of receivable from seller of Murray                -       1,444           -
   Capital expenditures                                       (566)       (948)     (1,492)
   Proceeds from sale of rental equipment                        -         215           -
                                                         ----------  ----------  ----------
Net cash from (used in) investing activities                (8,316)    (22,087)     (1,816)
                                                         ----------  ----------  ----------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -      23,000      16,450
   Principal payments on long-term debt                          -           -     (11,000)
   Principal payments on current maturities of LTD               -           -           -
   Net payment on capital leases                               (44)       (123)       (386)
   Decrease in bank loan - net                                (200)          -           -
   Proceeds from issuance of common stock                   21,982           -           -
   Cash paid for deferred borrowing fees                         -        (722)          -
   Proceeds from exercise of warrants                          218         427           -
   Proceeds from exercise of options                            13          24         120
                                                         ----------  ----------  ----------
Net cash provided by (used in) financing activities         21,969      22,606       5,184
                                                         ----------  ----------  ----------
Net increase (decrease) in cash and cash equivalents         9,953      (8,933)     (1,283)
Cash and cash equivalents, beginning of period               3,543      13,495       4,563
                                                         ----------  ----------  ----------
Cash and cash equivalents, end of period                    13,495       4,563       3,280
                                                         ==========  ==========  ==========

                                                                               1997
                                                         ----------------------------------------------
                                                            Q1A         Q2E         Q3E         Q4E        1997E
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from operating activities:
Net income (loss)                                              432         170         176         188         967
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               646         646         646         646       2,584
   Provision for doubtful A/R                                1,635       2,026       2,026       2,046       7,733
   Deferred taxes                                             (550)          -           -           -        (550)
   Write-off of improvements and equipment                       -           -           -           -           -
   Write-off of goodwill                                         -           -           -           -           -
   Write-off of organizational costs                             -           -           -           -           -
   Loss from disposition of rental equipment                     -           -           -           -           -
   Compensation under restricted stock                           -           -           -           -           -
   Common stock issued to director                               -           -           -           -           -
Changes in working capital:
   Accounts receivable                                      (2,137)     (5,035)     (2,026)     (2,437)    (11,635)
   Tax refund receivable                                     2,286       3,452           -           -       5,737
   Inventories                                                (411)        202           -         (69)       (279)
   Prepaid expenses and other                                  252           -           -           -         252
   Other assets                                               (124)          -           -           -        (124)
   Accounts payable                                         (2,267)    (13,441)          -          49     (15,658)
   Accrued unusual charges                                  (1,408)     (2,151)          -           -      (3,559)
   Acrrued expenses                                            252          76          (9)         18         337
   Income taxes payable                                          -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) operating activities                (1,395)    (14,054)        813         441     (14,194)
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -           -           -           -           -
   Cash used in acquisition of Murray Group                      -           -           -           -           -
   Other acquisitions                                            -           -           -           -           -
   Collection of receivable from seller of Murray                -           -           -           -           -
   Capital expenditures                                       (203)       (182)       (182)       (182)       (749)
   Proceeds from sale of rental equipment                        -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) investing activities                  (203)       (182)       (182)       (182)       (749)
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -           -           -           -           -
   Principal payments on long-term debt                        (97)          -           -           -         (97)
   Principal payments on current maturities of LTD               -           -           -           -           -
   Net payment on capital leases                                 -           -           -           -           -
   Decrease in bank loan - net                                   -           -           -           -           -
   Proceeds from issuance of common stock                        -       8,770           -           -       8,770
   Cash paid for deferred borrowing fees                         -           -           -           -           -
   Proceeds from exercise of warrants                            -           -           -           -           -
   Proceeds from exercise of options                             -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash provided by (used in) financing activities            (97)      8,770           -           -       8,673
                                                         ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in cash and cash equivalents        (1,694)     (5,466)        631         259      (6,270)
Cash and cash equivalents, beginning of period               3,280       1,586      (3,881)     (3,249)      3,280
                                                         ----------  ----------  ----------  ----------  ----------
Cash and cash equivalents, end of period                     1,586      (3,881)     (3,249)     (2,990)     (2,990)
                                                         ==========  ==========  ==========  ==========  ==========

                                                                               1998E
                                                         ----------------------------------------------
                                                             Q1          Q2          Q3          Q4        1998E
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from operating activities:
Net income (loss)                                             (670)        377         444         498         648
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675         675         675         675       2,700
   Provision for doubtful A/R                                2,087       2,150       2,242       2,368       8,847
   Deferred taxes                                            2,357           -           -           -       2,357
   Write-off of improvements and equipment                       -           -           -           -           -
   Write-off of goodwill                                         -           -           -           -           -
   Write-off of organizational costs                             -           -           -           -           -
   Loss from disposition of rental equipment                     -           -           -           -           -
   Compensation under restricted stock                           -           -           -           -           -
   Common stock issued to director                               -           -           -           -           -
Changes in working capital:
   Accounts receivable                                      (1,973)     (3,383)     (4,007)     (4,797)    (14,160)
   Tax refund receivable                                     2,300           -           -           -       2,300
   Inventories                                                (141)       (222)       (318)       (439)     (1,121)
   Prepaid expenses and other                                    -           -           -           -           -
   Other assets                                                  -           -           -           -           -
   Accounts payable                                            101         159         227         313         800
   Accrued unusual charges                                       -           -           -           -           -
   Acrrued expenses                                             (9)         57          71         111         231
   Income taxes payable                                          -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) operating activities                 4,726        (187)       (666)     (1,270)      2,603
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -           -           -           -           -
   Cash used in acquisition of Murray Group                      -           -           -           -           -
   Other acquisitions                                            -           -           -           -           -
   Collection of receivable from seller of Murray                -           -           -           -           -
   Capital expenditures                                       (188)       (188)       (188)       (188)       (750)
   Proceeds from sale of rental equipment                        -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) investing activities                  (188)       (188)       (188)       (188)       (750)
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -           -           -           -           -
   Principal payments on long-term debt                          -           -           -           -           -
   Principal payments on current maturities of LTD               -           -           -           -           -
   Net payment on capital leases                                 -           -           -           -           -
   Decrease in bank loan - net                                   -           -           -           -           -
   Proceeds from issuance of common stock                        -           -           -           -           -
   Cash paid for deferred borrowing fees                         -           -           -           -           -
   Proceeds from exercise of warrants                            -           -           -           -           -
   Proceeds from exercise of options                             -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash provided by (used in) financing activities              -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in cash and cash equivalents         4,538        (375)       (853)     (1,457)      1,853
Cash and cash equivalents, beginning of period              (2,990)      1,548       1,174         321      (2,990)
                                                         ----------  ----------  ----------  ----------  ----------
Cash and cash equivalents, end of period                     1,548       1,174         321      (1,137)     (1,137)
                                                         ==========  ==========  ==========  ==========  ==========

                                                                               1999E
                                                         ----------------------------------------------
                                                             Q1          Q2          Q3          Q4        1999E
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from operating activities:
Net income (loss)                                              608         689         807         905       3,008
Adj. to reconcile net income (loss) to CF fr. Ops.:
   Depreciation and amortization                               675         675         675         675       2,700
   Provision for doubtful A/R                                2,510       2,672       2,856       3,067      11,105
   Deferred taxes                                                -           -           -           -           -
   Write-off of improvements and equipment                       -           -           -           -           -
   Write-off of goodwill                                         -           -           -           -           -
   Write-off of organizational costs                             -           -           -           -           -
   Loss from disposition of rental equipment                     -           -           -           -           -
   Compensation under restricted stock                           -           -           -           -           -
   Common stock issued to director                               -           -           -           -           -
Changes in working capital:
   Accounts receivable                                      (3,606)     (5,683)     (6,288)     (6,993)    (22,570)
   Tax refund receivable                                         -           -           -           -           -
   Inventories                                                (525)       (563)       (642)       (735)     (2,465)
   Prepaid expenses and other                                    -           -           -           -           -
   Other assets                                                  -           -           -           -           -
   Accounts payable                                            375         402         459         525       1,761
   Accrued unusual charges                                       -           -           -           -           -
   Acrrued expenses                                             82         140         147         182         551
   Income taxes payable                                          -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) operating activities                   119      (1,668)     (1,986)     (2,374)     (5,910)
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from investing activities:
   Cash used in acquisition of CPMB                              -           -           -           -           -
   Cash used in acquisition of Murray Group                      -           -           -           -           -
   Other acquisitions                                            -           -           -           -           -
   Collection of receivable from seller of Murray                -           -           -           -           -
   Capital expenditures                                       (188)       (188)       (188)       (188)       (750)
   Proceeds from sale of rental equipment                        -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash from (used in) investing activities                  (188)       (188)       (188)       (188)       (750)
                                                         ----------  ----------  ----------  ----------  ----------
Cash flows from financing activities:
   Proceeds from long-term debt                                  -           -           -           -           -
   Principal payments on long-term debt                          -           -           -           -           -
   Principal payments on current maturities of LTD               -           -           -           -           -
   Net payment on capital leases                                 -           -           -           -           -
   Decrease in bank loan - net                                   -           -           -           -           -
   Proceeds from issuance of common stock                        -           -           -           -           -
   Cash paid for deferred borrowing fees                         -           -           -           -           -
   Proceeds from exercise of warrants                            -           -           -           -           -
   Proceeds from exercise of options                             -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net cash provided by (used in) financing activities              -           -           -           -           -
                                                         ----------  ----------  ----------  ----------  ----------
Net increase (decrease) in cash and cash equivalents           (68)     (1,856)     (2,174)     (2,562)     (6,660)
Cash and cash equivalents, beginning of period              (1,137)     (1,205)     (3,061)     (5,235)     (1,137)
                                                         ----------  ----------  ----------  ----------  ----------
Cash and cash equivalents, end of period                    (1,205)     (3,061)     (5,235)     (7,797)     (7,797)
                                                         ==========  ==========  ==========  ==========  ==========



        Preliminary Model Based Upon Company Projections and Assumptions

HMIS FINANCIAL MODEL
ASSUMPTIONS
($000s, except per share amounts)
---------------------------------------------------------------------------

SHARES OUTSTANDING AND SETTLEMENT

                                      1993      1994       1995      1996
                                    --------  --------  ---------  --------
   Non-settlement shares              5,884     7,383      9,408     9,415
   Newly issued shares                    -         -          -         -
   Non-settlement options               424       210         13         -
   Shares to Banks                        -         -          -         -
   Options to Banks                       -         -          -         -
   Wt Avg Shares to Plaintiffs            -         -          -         -
   Wt Avg Options to Plaintiffs           -         -          -         -
   Shares to Suppliers                    -         -          -         -
   Options to Suppliers                   -         -          -         -
   Total settlement shares                0         0          0         0
   Total settlement options               0         0          0         0
   Bond Conversion Price
   Shares on bond convers.

Primary Shares                        5,884     7,383      9,408     9,415
Fully Diluted Shares                  6,309     7,593      9,421     9,415

                                                     1997
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1997E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares                    -    10,000     10,000    10,000    10,000
   Non-settlement options                 5     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs            -     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs           -     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares                -     2,200      2,200     2,200     2,200
   Total settlement options               -     2,200      2,200     2,200     2,200
   Bond Conversion Price                         0.00       0.00      0.00      0.00
   Shares on bond convers.                          -          -         -         -

Primary Shares                        9,328    21,528     21,528    21,528    21,528
Fully Diluted Shares                  9,334    24,728     24,728    24,728    24,728

                                                     1998
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1998E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares               10,000    10,000     10,000    10,000    10,000
   Non-settlement options             1,000     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs        2,200     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs       2,200     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares            2,200     2,200      2,200     2,200     2,200
   Total settlement options           2,200     2,200      2,200     2,200     2,200
   Bond Conversion Price               0.00      0.00       0.00      0.00      0.00
   Shares on bond convers.                -         -          -         -         -

Primary Shares                       21,528    21,528     21,528    21,528    21,528
Fully Diluted Shares                 24,728    24,728     24,728    24,728    24,728

                                                      1999
                                    ---------------------------------------
                                       Q1        Q2        Q3         Q4      1999E
                                    --------  --------  ---------  --------  --------
   Non-settlement shares              9,328     9,328      9,328     9,328     9,328
   Newly issued shares               10,000    10,000     10,000    10,000    10,000
   Non-settlement options             1,000     1,000      1,000     1,000     1,000
   Shares to Banks                        -         -          -         -         -
   Options to Banks                       -         -          -         -         -
   Wt Avg Shares to Plaintiffs        2,200     2,200      2,200     2,200     2,200
   Wt Avg Options to Plaintiffs       2,200     2,200      2,200     2,200     2,200
   Shares to Suppliers                    -         -          -         -         -
   Options to Suppliers                   -         -          -         -         -

   Total settlement shares            2,200     2,200      2,200     2,200     2,200
   Total settlement options           2,200     2,200      2,200     2,200     2,200
   Bond Conversion Price               0.00      0.00       0.00      0.00      0.00
   Shares on bond convers.                -         -          -         -         -

Primary Shares                       21,528    21,528     21,528    21,528    21,528
Fully Diluted Shares                 24,728    24,728     24,728    24,728    24,728

SOURCES AND USES

                                                            1997
                                         ---------------------------------------
                                 1996A      Q1A        Q2        Q3        Q4     1997E
                                -------- ---------  --------  --------  -------- --------
Sources
Debt Issuance                        $0        $0        $0        $0        $0       $0
Convertible Debt Issuance             0         0         0         0         0        0
Equity Issuance                       0         0    10,000         0         0   10,000
                                -------- ---------  --------  --------  -------- --------
                          TOTAL      $0        $0   $10,000        $0        $0  $10,000
Uses
Fees and Expenses (Debt)             $0        $0        $0        $0        $0       $0
Fees and Expenses (Equity)            0         0     1,230         0         0   $1,230
Term Loan                             0         0         0         0         0       $0
Revolver A                            0         0         0         0         0       $0
Revolver B                            0         0         0         0         0       $0
Excess Proceeds                       0         0     8,770         0         0   $8,770
                                -------- ---------  --------  --------  -------- --------
                          TOTAL      $0        $0   $10,000        $0        $0  $10,000

                                                  1998                                            1999
                                --------------------------------------           --------------------------------------
                                   Q1       Q2         Q3        Q4      1998E      Q1       Q2        Q3         Q4      1999E
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
Sources
Debt Issuance                        $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Convertible Debt Issuance             0         0         0         0         0        0        0          0         0         0
Equity Issuance                       0         0         0         0         0        0        0          0         0         0
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
                          TOTAL      $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Uses
Fees and Expenses (Debt)             $0        $0        $0        $0        $0       $0       $0         $0        $0        $0
Fees and Expenses (Equity)            0         0         0         0        $0        0        0          0         0        $0
Term Loan                             0         0         0         0        $0        0        0          0         0        $0
Revolver A                            0         0         0         0        $0        0        0          0         0        $0
Revolver B                            0         0         0         0        $0        0        0          0         0        $0
Excess Proceeds                       0         0         0         0        $0        0        0          0         0        $0
                                -------- ---------  --------  --------  -------- -------- --------  ---------  --------  --------
                          TOTAL      $0        $0        $0        $0        $0       $0       $0         $0        $0        $0

MISCELLANEOUS
  Return on Cash                5.0%
  Income Tax Rate              41.0%
  Bond Conversion Price       $0.00
  Convert. bond coupon         0.00%
  Warrant Exercise Price      $5.00
  Receivables                    90       88        85   Days' Sales Outstanding
  Payables                       15       15        15   Days COGS
  Converts issued on       04/30/96
  Litig. Secs. issued on   04/30/96


        Preliminary Model Based Upon Company Projections and Assumptions

HMIS FINANCIAL MODEL
ASSUMPTIONS
($000s, except per share amounts)
--------------------------------------------------------------------------------

DEBT AND INTEREST EXPENSE

                                                                                    1997
                                                                  ------------------------------------
                              1993     1994      1995      1996      Q1        Q2       Q3       Q4       1997E
                            ------- -------- ---------  --------  --------  -------- -------- --------  ---------
  Term Loan Outstandings                                 18,000    17,000    17,000   17,000   17,000     17,000
  Term Loan Rate (1)                                       8.75%     8.75%     8.75%    8.75%    8.75%      8.75%
  Term Loan Interest                                                            372      372      372      1,116

  Revolver A Outstandings                                 6,350     6,350     6,350    6,350    6,350      6,350
  Revolver A Rate (2)                                      8.25%     8.25%     8.25%    8.25%    8.25%      8.25%
  Revolver A Interest                                                           131      131      131        393

  Revolver B Outstandings                                 4,000     5,000     5,000    5,000    5,000      5,000
  Revolver B Rate (3)                                      8.25%     8.25%     8.25%    8.25%    8.25%      8.25%
  Revolver B Interest                                                           103      103      103        309

  Sub Note Outstandings                                   3,000     3,000     3,000    3,000    3,000      3,000
  Sub Note Rate                                            8.00%     8.00%     8.00%    8.00%    8.00%      8.00%
  Sub Note Interest                                                              60       60       60        180

  Cap Lease Outstandings                                  1,402     1,402     1,402    1,402    1,402      1,402
  Cap Lease Rate                                           5.00%     5.00%     5.00%    5.00%    5.00%      5.00%
  Cap Lease Interest                                                             18       18       18         53

  Equip. Note Outstandings                                    0         0         0        0        0          -
  Equip. Note Rate                                            -         -         -        -        -          -
  Equip. Note Interest                                                            -        -        -          -

  Convertible Bonds                                           0         0         0        0        0          -
  Convertible Bond Rate                                                        0.00%    0.00%    0.00%      0.00%
  Convertible Bond Interest                                                       -        -        -          -

  Other Outstandings                                                                                           -
  Other Rate                                                  0         0         0        0        0          -
  Other Interest                                                                  -        -        -          -

TOTAL DEBT                                               32,752    32,655    32,752   32,752   32,752     32,752
TOTAL INTEREST EXP             174       88       269     2,717       740       683      683      683      2,790

                                            1998                                             1999
                            ------------------------------------            -------------------------------------
                              Q1       Q2       Q3         Q4      1998E       Q1       Q2       Q3        Q4       1999E
                            ------- -------- ---------  --------  --------  -------- -------- --------  ---------  --------
  Term Loan Outstandings    17,000   17,000    17,000    17,000    17,000    17,000   17,000   17,000     17,000    17,000
  Term Loan Rate (1)          8.75%    8.75%     8.75%     8.75%     8.75%     8.75%    8.75%    8.75%      8.75%     8.75%
  Term Loan Interest           372      372       372       372     1,488       372      372      372        372     1,488

  Revolver A Outstandings    6,350    6,350     6,350     6,350     6,350     6,350    6,350    6,350      6,350     6,350
  Revolver A Rate (2)         8.25%    8.25%     8.25%     8.25%     8.25%     8.25%    8.25%    8.25%      8.25%     8.25%
  Revolver A Interest          131      131       131       131       524       131      131      131        131       524

  Revolver B Outstandings    5,000    5,000     5,000     5,000     5,000     5,000    5,000    5,000      5,000     5,000
  Revolver B Rate (3)         8.25%    8.25%     8.25%     8.25%     8.25%     8.25%    8.25%    8.25%      8.25%     8.25%
  Revolver B Interest          103      103       103       103       413       103      103      103        103       413

  Sub Note Outstandings      3,000    3,000     3,000     3,000     3,000     3,000    3,000    3,000      3,000     3,000
  Sub Note Rate               8.00%    8.00%     8.00%     8.00%     8.00%     8.00%    8.00%    8.00%      8.00%     8.00%
  Sub Note Interest             60       60        60        60       240        60       60       60         60       240

  Cap Lease Outstandings     1,402    1,402     1,402     1,402     1,402     1,402    1,402    1,402      1,402     1,402
  Cap Lease Rate              5.00%    5.00%     5.00%     5.00%     5.00%     5.00%    5.00%    5.00%      5.00%     5.00%
  Cap Lease Interest            18       18        18        18        70        18       18       18         18        70

  Equip. Note Outstandings       0        0         0         0         -         0        0        0          0         -
  Equip. Note Rate               -        -         -         -         -         -        -        -          -         -
  Equip. Note Interest           -        -         -         -         -         -        -        -          -         -

  Convertible Bonds              0        0         0         0         -         0        0        0          0         -
  Convertible Bond Rate       0.00%    0.00%     0.00%     0.00%     0.00%     0.00%    0.00%    0.00%      0.00%     0.00%
  Convertible Bond Interest      -        -         -         -         -         -        -        -          -         -

  Other Outstandings                                                    -                                                -
  Other Rate                     -        -         -         -         -         -        -        -          -         -
  Other Interest                 -        -         -         -         -         -        -        -          -         -

TOTAL DEBT                  32,752   32,752    32,752    32,752    32,752    32,752   32,752   32,752     32,752    32,752
TOTAL INTEREST EXP             683      683       683       683     2,734       683      683      683        683     2,734

EXTRAORDINARY ITEMS

                                                                                      1997
                                                                    ------------------------------------
                              1993      1994       1995      1996      Q1        Q2       Q3       Q4       1997E
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
  Writedown of Revenues
  Writedown of Inventories                                  2,840
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
Total                            -         -          -     2,840         -         -        -        -          -

  Writedown of Receivables                                  8,400
  Settlement of Litigation
  Reorganization Expenses                                   3,600
  Professional Fees                                         2,000
  Other
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------
Total                            -         -          -    14,000         -         -        -        -          -

                                             1998                                              1999
                            --------------------------------------            -------------------------------------
                              Q1        Q2        Q3         Q4      1998E       Q1       Q2       Q3        Q4       1999E
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
  Writedown of Revenues
  Writedown of Inventories
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
Total                            -         -          -         -         -         -        -        -          -         -

  Writedown of Receivables
  Settlement of Litigation   1,000
  Reorganization Expenses
  Professional Fees
  Other
                            -------  --------  ---------  --------  --------  -------- -------- --------  ---------  --------
Total                        1,000         -          -         -         -         -        -        -          -         -

---------------------------
  (1)  Prime Rate + 50 B.P.
  (2)  Prime Rate +  0 B.P.
  (3)  Prime Rate +  0 B.P.


        Preliminary Model Based Upon Company Projections and Assumptions

[COMPARABLE ACQUISITIONS DATA]

(data in 000's)

                                        CAREMARK              QUANTUM           SYSTEMED
                                  ---------------------     ------------      -------------
Acquior                           MedPartners/Mullikin         Olsten          Merck & Co.
Shares o/s                                      82,311           15,152             22,325

Consideration
   Cash                                              0                0            $66,975
   Debt assumed                                      0                0                  0
   Stock                                    $1,979,477(1)      $258,152(2)               0
                                  ---------------------     ------------      -------------
TOTAL CONSIDERATION                         $1,979,477         $258,152            $66,975

   Debt remaining                             $371,500          $30,948            ($6,328)
   Minority Interest                                 0            2,700                  0
                                  ---------------------     ------------      -------------
TOTAL ENTERPRISE VALUE                      $2,350,977         $291,800            $60,647

LTM Revenues                                $2,823,800         $294,873           $147,210
TEV/LTM Rev                                        0.8x             1.0x               0.4x

LTM Net Income                                 $83,200           $8,090             $2,270
Total Consideration / LTM Net Inco                23.8x            31.9x              29.5x

LTM EBITDA                                    $210,500          $25,139             $6,181
TEV/LTM EBITDA                                    11.2x            11.6x               9.8x

--------------------

(1)     MDM paid 1.21 sh/ sh at $19 7/8 per share.
(2)     OLS paid .58 sh / sh at $29 3/8 per share.

COMPARABLE COMPANIES DATA
(000s except per share data)

                                             HEALTH                       CAREMARK                         CHRONIMED,
                                        MANAGEMENT, INC.           INTERNATIONAL, INC. (1)                    INC.
                                        ----------------           -----------------------             -------------------
Most Recent Fiscal Year End                      Apr-96                            Dec-95                          Jun-96
Most Recent Quarter End                          Jul-96                            Jun-96                          Jun-96

Ticker Symbol                                      HMIS                                CK                            CHMD
Market Price as of 10/31/96                      $4.625                           $23.750                         $14.500
52-Week High                                    $15.625                           $32.250                         $25.125
52-Week Low                                      $2.375                           $17.750                         $11.250

Shares Outstanding (000s)                         9,330                            82,311                          12,455

Total Debt & Cap Leases                         $32,656                          $419,800                            $754
Cash & Cash Equivalents                          (1,586)                          (63,000)                        (11,434)
Market Value of Equity                           43,152                         1,954,897                         180,591
                                                -------                        ----------                        --------
Total Enterprise Value                          $74,222                        $2,311,697                        $169,911
Capitalized Rent (8x Rent Expense)               12,358                           213,600                           5,536
                                                -------                        ----------                        --------
Adjusted Enterprise Value                       $86,580                        $2,525,297                        $175,447

Earnings per Share (4)

Latest 12 Months EPS                              $0.10                             $1.10                           $0.44
CY 1995 Actual EPS                                   na                              0.96                            0.17
CY 1996 Projected EPS                                na                              1.21                            0.45
CY 1997 Projected EPS                                na                              1.50                            0.64

2 year CAGR                                          na                              25.0%                           94.0%

Market Multiples

Market Value of Equity/LTM EPS                     46.3 x                            21.6 x                          33.0 x
Market Value of Equity/1995 Act. EPS                 na                              24.7                            85.3
Market Value of Equity/1996 Proj. EPS                na                              19.6                            32.2
Market Value of Equity/1997 Proj. EPS                na                              15.8                            22.7

Adj. Enterprise Value/LTM Revenues                  0.5 x                             0.9 x                           1.9 x
Adj. Enterprise Value/Gross Margin                  2.2 x                             6.0 x                           6.9 x
Adj. Enterprise Value/LTM EBITDAR                  10.9                              12.0                            18.5

Enterprise Value/LTM Revenues                       0.5 x                             0.8 x                           1.9 x
Enterprise Value/Gross Margin                       1.8                               5.5                             6.7
Enterprise Value/LTM EBITDA                        11.6                              12.6                            19.3
Enterprise Value/LTM Op. Inc. (EBIT)               17.3                              16.0                            24.4

Book Value Per Share                              $4.05                             $4.71                           $4.59
Current Price/Book Value                            1.1 x                             5.0 x                           3.2 x

Margins (latest twelve months)

Gross Margin                                       25.0%                             14.9%                           28.0%
EBITDAR                                             4.9%                              7.5%                           10.5%
EBITDA                                              4.0%                              6.5%                            9.7%
Operating Income (EBIT)                             2.7%                              5.1%                            7.7%
Net Income                                          3.0%                              2.9%                            6.0%

Total Revenues

Latest 12 Months                               $161,089                        $2,823,800                         $90,512
Last Fiscal Year                                158,860                         2,374,300                          90,512
Last Fiscal Year-1                               88,456                         1,775,200                          62,527
Last Fiscal Year-2                               44,250                         1,204,000                          49,027

2 yr. compounded annual rev. growth                89.5%                             40.4%                           35.9%

Gross Margin/% of Revenues

Latest 12 Months                                $40,228       25.0%              $419,600         14.9%           $25,359      28.0%
Last Fiscal Year                                 41,476       26.1%               357,900         15.1%            25,359      28.0%
Last Fiscal Year-1                               24,748       28.0%               254,600         14.3%            15,546      24.9%
Last Fiscal Year-2                               15,607       35.3%               202,900         16.9%            12,769      26.0%

EBITDAR/% of Revenues

Latest 12 Months                                 $7,965        4.9%              $210,500          7.5%            $9,477      10.5%
Last Fiscal Year                                  9,859        6.2%               181,900          7.7%             9,477      10.5%
Last Fiscal Year-1                                4,434        5.0%               136,500          7.7%             2,439       3.9%
Last Fiscal Year-2                                7,257       16.4%               105,500          8.8%             2,565       5.2%

EBITDA/% of Revenues

Latest 12 Months                                 $6,420        4.0%              $183,800          6.5%            $8,785       9.7%
Last Fiscal Year                                  8,314        5.2%               155,200          6.5%             8,785       9.7%
Last Fiscal Year-1                                4,070        4.6%               118,600          6.7%             1,873       3.0%
Last Fiscal Year-2                                7,004       15.8%                93,400          7.8%             2,108       4.3%

EBIT/% of Revenues

Latest 12 Months                                 $4,300        2.7%              $144,600          5.1%            $6,974       7.7%
Last Fiscal Year                                  6,187        3.9%               126,600          5.3%             6,974       7.7%
Last Fiscal Year-1                                3,223        3.6%                99,700          5.6%             1,054       1.7%
Last Fiscal Year-2                                6,551       14.8%                82,000          6.8%             1,748       3.6%

Net Inc. From Cont. Ops. /% of Revs.

Latest 12 Months                                 $4,756        3.0%               $83,200          2.9%            $5,459       6.0%
Last Fiscal Year                                  5,913        3.7%                72,200          3.0%             5,459       6.0%
Last Fiscal Year-1                                1,947        2.2%                54,500          3.1%             1,603       2.6%
Last Fiscal Year-2                                4,002        9.0%                46,900          3.9%             2,002       4.1%

Earnings Per Share From Cont. Ops. (1)

Latest 12 Months                                  $0.10                             $1.10                           $0.44
Last Fiscal Year                                   0.22 (pf)                         0.96                            0.42
Last Fiscal Year-1                                 0.21                              0.73                            0.13
Last Fiscal Year-2                                 0.53                              0.63                            0.18

Capitalization as of:                            Jul-96                            Jun-96                          Jun-96

Short Term Debt                                 $28,750                          $289,600                            $404
                                                -------                        ----------                        --------

Long Term Debt                                   $3,905        7.2%              $130,200         17.8%              $350       0.6%
Convertible Debt                                      0        0.0%                     0          0.0%                 0       0.0%
Preferred Stock                                       0        0.0%                     0          0.0%                 0       0.0%
Common Equity                                    37,796       69.9%               388,000         53.0%            57,162      90.7%
                                                -------      -----             ----------        -----           --------     -----

Total Capitalization                            $41,701       77.1%              $518,200         70.8%           $57,512      91.2%
Capitalized Rent (8x Rent Expense)               12,358       22.9%               213,600         29.2%             5,536       8.8%
                                                -------      -----             ----------        -----           --------     -----
Adjusted Capitalization                         $54,059      100.0%              $731,800        100.0%           $63,048     100.0%

                                             CORAM
                                           HEALTHCARE                  QUANTUM HEALTH                       AMERICAN
                                          CORPORATION                RESOURCES, INC. (2)                HOMEPATIENT, INC.
                                        ----------------           -----------------------             -------------------
Most Recent Fiscal Year End
Most Recent Quarter End                          Dec-95                            Dec-95                          Dec-95
                                                 Jun-96                            Mar-96                          Jun-96
Ticker Symbol
Market Price as of 10/31/96                         CRH                              QHRI                            AHOM
52-Week High                                     $4.875                           $17.000                         $23.750
52-Week Low                                      $6.875                           $19.625                         $31.813
                                                 $2.625                            $8.000                         $14.000
Shares Outstanding (000s)
                                                 42,174                            15,152                          14,211
Total Debt & Cap Leases
Cash & Cash Equivalents                        $492,356                           $86,250                        $112,905
Market Value of Equity                          (33,715)                          (56,352)                         (7,224)
                                                -------                        ----------                        --------
Total Enterprise Value                          205,599                           257,586                         337,502
Capitalized Rent (8x Rent Expense)             $664,240                          $287,484                        $443,183
                                                -------                        ----------                        --------
Adjusted Enterprise Value                       140,000                            24,000                          45,208
                                               $804,240                          $311,484                        $488,391
Earnings per Share (4)

Latest 12 Months EPS
CY 1995 Actual EPS                               ($7.84)                            $0.51                           $0.99
CY 1996 Projected EPS                             (8.39)                             0.66                            0.88
CY 1997 Projected EPS                             (1.30)                             0.68                            1.10
                                                  (0.27)                             0.83                            1.29
2 year CAGR
                                                     na                              12.1%                           21.1%
Market Multiples

Market Value of Equity/LTM EPS
Market Value of Equity/1995 Act. EPS               -0.6 x                            33.3 x                          24.0 x
Market Value of Equity/1996 Proj. EPS              -0.6                              25.8                            27.0
Market Value of Equity/1997 Proj. EPS              -3.8                              25.0                            21.6
                                                  -18.1                              20.5                            18.4
Adj. Enterprise Value/LTM Revenues
Adj. Enterprise Value/Gross Margin                  1.4 x                             1.1 x                           2.3 x
Adj. Enterprise Value/LTM EBITDAR                   5.4 x                             5.1 x                          12.1 x
                                                   -4.2                              12.4                             9.4
Enterprise Value/LTM Revenues
Enterprise Value/Gross Margin                       1.1 x                             1.0 x                           2.1 x
Enterprise Value/LTM EBITDA                         4.5                               4.7                            11.0
Enterprise Value/LTM Op. Inc. (EBIT)               -3.2                              13.0                             9.5
                                                   -2.5                              18.5                            16.4
Book Value Per Share
Current Price/Book Value                          $0.03                             $7.33                          $13.73
                                                  188.1 x                             2.3 x                           1.7 x
Margins (latest twelve months)

Gross Margin
EBITDAR                                            25.3%                             20.8%                           19.1%
EBITDA                                            -32.9%                              8.5%                           24.5%
Operating Income (EBIT)                           -35.9%                              7.5%                           21.9%
Net Income                                        -45.3%                              5.3%                           12.7%
                                                  -51.8%                              2.7%                            5.6%
Total Revenues

Latest 12 Months
Last Fiscal Year                               $583,190                          $294,873                        $212,109
Last Fiscal Year-1                              602,585                           286,154                         162,371
Last Fiscal Year-2                              450,496                           274,979                          90,185
                                                462,304                           201,729                          61,315
2 yr. compounded annual rev. growth
                                                   14.2%                             19.1%                           62.7%
Gross Margin/% of Revenues

Latest 12 Months
Last Fiscal Year                               $147,620       25.3%               $61,446         20.8%           $40,412      19.1%
Last Fiscal Year-1                              142,875       23.7%                61,842         21.6%            32,541      20.0%
Last Fiscal Year-2                              137,314       30.5%                70,386         25.6%            19,003      21.1%
                                                177,281       38.3%                54,174         26.9%            11,799      19.2%
EBITDAR/% of Revenues

Latest 12 Months
Last Fiscal Year                              ($191,664)     -32.9%               $25,139          8.5%           $52,071      24.5%
Last Fiscal Year-1                             (219,090)     -36.4%                22,100          7.7%            41,163      25.4%
Last Fiscal Year-2                               47,290       10.5%                42,765         15.6%            20,554      22.8%
                                                 95,683       20.7%                31,747         15.7%             1,799       2.9%
EBITDA/% of Revenues

Latest 12 Months
Last Fiscal Year                              ($209,164)     -35.9%               $22,139          7.5%           $46,420      21.9%
Last Fiscal Year-1                             (236,590)     -39.3%                19,100          6.7%            35,512      21.9%
Last Fiscal Year-2                               32,490        7.2%                40,465         14.7%            17,830      19.8%
                                                 81,383       17.6%                29,847         14.8%            10,811      17.6%
EBIT/% of Revenues

Latest 12 Months
Last Fiscal Year                              ($264,452)     -45.3%               $15,544          5.3%           $26,953      12.7%
Last Fiscal Year-1                             (283,912)     -47.1%                12,931          4.5%            21,031      13.0%
Last Fiscal Year-2                                9,619        2.1%                36,543         13.3%            11,174      12.4%
                                                 62,400       13.5%                27,446         13.6%             6,279      10.2%
Net Inc. From Cont. Ops. /% of Revs.

Latest 12 Months
Last Fiscal Year                              ($302,176)     -51.8%                $8,090          2.7%           $11,918       5.6%
Last Fiscal Year-1                             (334,049)     -55.4%                10,185          3.6%             9,541       5.9%
Last Fiscal Year-2                                8,499        1.9%                21,641          7.9%             5,596       6.2%
                                                 38,534        8.3%                16,571          8.2%             3,483       5.7%
Earnings Per Share From Cont. Ops. (1)

Latest 12 Months                                 ($7.84)                            $0.51                           $0.99
Last Fiscal Year                                  (8.39)                             0.66                            0.88
Last Fiscal Year-1                                 0.22                              1.31                            0.67
Last Fiscal Year-2                                 1.02                              1.07                            0.46

Capitalization as of:                            Jun-96                            Mar-96                          Jun-96

Short Term Debt                                $230,100                                $0                         $11,297
                                                -------                        ----------                        --------
Long Term Debt                                 $180,508       44.8%                    $0          0.0%          $101,608      29.7%
Convertible Debt                                 81,748       20.3%                86,250         39.0%                 0       0.0%
Preferred Stock                                       0        0.0%                     0          0.0%                 0       0.0%
Common Equity                                     1,093        0.3%               111,027         50.2%           195,071      57.1%
                                                -------      -----             ----------        -----           --------     -----
Total Capitalization                           $263,349       65.3%              $197,277         89.2%          $296,679      86.8%
Capitalized Rent (8x Rent Expense)              140,000       34.7%                24,000         10.8%            45,208      13.2%
                                                -------      -----             ----------        -----           --------     -----
Adjusted Capitalization                        $403,349      100.0%              $221,277        100.0%          $341,887     100.0%

                                            EXPRESS                         OWEN                           SYSTEMED,
                                         SCRIPTS, INC.                HEALTHCARE, INC.                      INC. (3)
                                        ----------------           -----------------------             -------------------
Most Recent Fiscal Year End                      Dec-95                            Nov-95                          Dec-95
Most Recent Quarter End                          Jun-96                            Aug-96                          Mar-96

Ticker Symbol                                      ESRX                               OWN                            SYSM
Market Price as of 10/31/96                     $27.500                           $14.875                          $3.000
52-Week High                                    $58.000                           $27.625                          $7.250
52-Week Low                                     $26.500                           $10.875                          $2.375

Shares Outstanding (000s)                        16,466                            17,061                          22,325

Total Debt & Cap Leases                              $0                                $2                          $6,300
Cash & Cash Equivalents                         (62,931)                          (14,606)                        (12,628)
Market Value of Equity                          452,809                           253,784                          66,974
                                                -------                        ----------                        --------
Total Enterprise Value                         $389,878                          $239,180                         $60,646
Capitalized Rent (8x Rent Expense)                9,320                            16,320                          13,992
                                                -------                        ----------                        --------
Adjusted Enterprise Value                      $399,198                          $255,500                         $74,638

Earnings per Share (4)

Latest 12 Months EPS                              $1.48                             $0.59                           $0.10
CY 1995 Actual EPS                                 1.20                              0.54                              na
CY 1996 Projected EPS                              1.59                              0.59                              na
CY 1997 Projected EPS                              2.06                              0.82                              na

2 year CAGR                                        31.0%                             23.2%                             na

Market Multiples

Market Value of Equity/LTM EPS                     18.6 x                            25.2 x                          30.7 x
Market Value of Equity/1995 Act. EPS               22.9                              27.5                              na
Market Value of Equity/1996 Proj. EPS              17.3                              25.2                              na
Market Value of Equity/1997 Proj. EPS              13.3                              18.1                              na

Adj. Enterprise Value/LTM Revenues                  0.6 x                             0.6 x                           0.5 x
Adj. Enterprise Value/Gross Margin                  5.3 x                             3.9 x                           3.3 x
Adj. Enterprise Value/LTM EBITDAR                  10.0                               9.3                            12.1

Enterprise Value/LTM Revenues                       0.6 x                             0.6 x                           0.4 x
Enterprise Value/Gross Margin                       5.2                               3.7                             2.7
Enterprise Value/LTM EBITDA                        10.0                               9.4                            13.7
Enterprise Value/LTM Op. Inc. (EBIT)               11.6                              14.2                            26.9

Book Value Per Share                              $9.40                             $6.87                           $1.67
Current Price/Book Value                            2.9 x                             2.2 x                           1.8 x

Margins (latest twelve months)

Gross Margin                                       11.7%                             15.3%                           15.2%
EBITDAR                                             6.2%                              6.5%                            4.2%
EBITDA                                              6.0%                              6.0%                            3.0%
Operating Income (EBIT)                             5.2%                              4.0%                            1.5%
Net Income                                          3.3%                              2.5%                            1.5%

Total Revenues

Latest 12 Months                               $644,389                          $422,871                        $147,210
Last Fiscal Year                                544,460                           383,995                         152,384
Last Fiscal Year-1                              384,504                           320,409                         141,965
Last Fiscal Year-2                              264,868                           290,277                         134,235

2 yr. compounded annual rev. growth                43.4%                             15.0%                            6.5%

Gross Margin/% of Revenues

Latest 12 Months                                $75,084       11.7%               $64,860         15.3%           $22,446      15.2%
Last Fiscal Year                                 66,177       12.2%                58,307         15.2%            25,410      16.7%
Last Fiscal Year-1                               46,353       12.1%                45,272         14.1%            24,585      17.3%
Last Fiscal Year-2                               28,470       10.7%                41,729         14.4%            16,326      12.2%

EBITDAR/% of Revenues

Latest 12 Months                                $39,987        6.2%               $27,445          6.5%            $6,181       4.2%
Last Fiscal Year                                 34,423        6.3%                24,725          6.4%             8,350       5.5%
Last Fiscal Year-1                               24,960        6.5%                17,069          5.3%             7,004       4.9%
Last Fiscal Year-2                               15,599        5.9%                15,061          5.2%             3,478       2.6%

EBITDA/% of Revenues

Latest 12 Months                                $38,822        6.0%               $25,405          6.0%            $4,432       3.0%
Last Fiscal Year                                 33,258        6.1%                22,685          5.9%             6,601       4.3%
Last Fiscal Year-1                               23,795        6.2%                15,334          4.8%             5,366       3.8%
Last Fiscal Year-2                               14,825        5.6%                13,405          4.6%             1,638       1.2%

EBIT/% of Revenues

Latest 12 Months                                $33,511        5.2%               $16,840          4.0%            $2,254       1.5%
Last Fiscal Year                                 28,877        5.3%                15,672          4.1%             4,598       3.0%
Last Fiscal Year-1                               20,471        5.3%                10,221          3.2%             3,648       2.6%
Last Fiscal Year-2                               12,879        4.9%                 9,523          3.3%              (249)     -0.2%

Net Inc. From Cont. Ops. /% of Revs.

Latest 12 Months                                $21,519        3.3%               $10,716          2.5%            $2,270       1.5%
Last Fiscal Year                                 18,327        3.4%                 8,110          2.1%             4,290       2.8%
Last Fiscal Year-1                               12,723        3.3%                 5,191          1.6%             3,079       2.2%
Last Fiscal Year-2                                8,099        3.1%                 4,803          1.7%              (846)     -0.6%

Earnings Per Share From Cont. Ops. (1)

Latest 12 Months                                  $1.48                             $0.59                           $0.10
Last Fiscal Year                                   1.20                              0.56                            0.19
Last Fiscal Year-1                                 0.84                              0.46                            0.14
Last Fiscal Year-2                                 0.55                              0.48                           (0.04)

Capitalization as of:                            Jun-96                            Aug-96                          Mar-96

Short Term Debt                                      $0                                $2                              $0
                                               --------                        ----------                        --------

Long Term Debt                                       $0        0.0%                    $0          0.0%                $0       0.0%
Convertible Debt                                      0        0.0%                     0          0.0%             6,300      10.9%
Preferred Stock                                       0        0.0%                     0          0.0%                 0       0.0%
Common Equity                                   154,800       94.3%               117,215         87.8%            37,298      64.8%
                                               --------      -----             ----------        -----           --------     -----
Total Capitalization                           $154,800       94.3%              $117,215         87.8%           $43,598      75.7%
Capitalized Rent (8x Rent Expense)                9,320        5.7%                16,320         12.2%            13,992      24.3%
                                               --------      -----             ----------        -----           --------     -----
Adjusted Capitalization                        $164,120      100.0%              $133,535        100.0%           $57,590     100.0%

----------------

na =  not available or not applicable.
nm =  not meaningful.

(1) MedPartners/Mullikin, Inc. acquired Caremark for 1.21 MDM shares per CK share, effective 9/5/96. $23.75 was the last reported trading price for Caremark shares.

(2) Olsten Corporation acquired Quantum Health Resources, Inc. for 0.58 OLS shares per QHRI share, effective 7/1/96. $17.00 per share was the last reported trading price for Quantum shares.

(3) Merck & Co., Inc. acquired Systemed, Inc. for $3.00 per share effective 7/22/96. $2.75 per share was the last reported trading price for Systemed shares.

(4)   Source: First Call.

COMPARABLE COMPANIES DATA

                                       ADJ. ENT. MULTIPLES            ENTERPRISE MULTIPLES
                                   --------------------------   ------------------------------
                                    SALES     GM     EBITDAR     SALES    GM    EBITDA   EBIT
                                   -------- ------- ---------   ------- ------- ------- ------
Health Management, Inc.                0.5x    2.2x     10.9x      0.5x    1.8x   11.6x  17.3x

Caremark International, Inc. (1)       0.9     6.0      12.0       0.8     5.5    12.6   16.0

Chronimed, Inc.                        1.9     6.9      18.5       1.9     6.7    19.3   24.4

Coram Healthcare Corp.                 1.4     5.4      (4.2)      1.1     4.5    (3.2)  (2.5)

Quantum Healthcare Corp. (2)           1.1     5.1      12.4       1.0     4.7    13.0   18.5

American HomePatient, Inc.             2.3    12.1       9.4       2.1    11.0     9.5   16.4

Express Scripts, Inc.                  0.6     5.3      10.0       0.6     5.2    10.0   11.6

Owen Healthcare, Inc.                  0.6     3.9       9.3       0.6     3.7     9.4   14.2

Systemed, Inc. (3)                     0.5     3.3      12.1       0.4     2.7    13.7   26.9
                                   -------- ------- ---------   ------- ------- ------- ------
High excl. HMIS                        2.3x   12.1x     18.5x      2.1x   11.0x   19.3x  26.9x
Low excl. HMIS                         0.5     3.3      -4.2       0.4     2.7    -3.2   -2.5

Mean excl. HMIS, High and Low          1.1x    5.5x     10.9x      1.0x    5.0x   11.4x  16.9x
Median excl. HMIS, High and Low        1.0     5.4      11.0       0.9     4.9    11.3   16.2
                                   -------- ------- ---------   ------- ------- ------- ------

                                         MARKET VALUE OF EQUITY MULTIPLES                           MARGINS
                                   --------------------------------------------    ------------------------------------------
                                   LTM EPS   1996E EPS   1997E EPS  BOOK VALUE      EBITDAR    EBITDA       EBIT       NI
                                   -------- ----------- ----------- -----------    --------- ----------- ---------- ---------
Health Management, Inc.               46.3x         nax         nax        1.1x         4.9%        4.0%       2.7%      3.0%

Caremark International, Inc. (1)      21.6        19.6        15.8         5.0          7.5%        6.5%       5.1%      2.9%

Chronimed, Inc.                       33.0        32.2        22.7         3.2         10.5%        9.7%       7.7%      6.0%

Coram Healthcare Corp.                (0.6)       (3.8)      (18.1)      188.1        -32.9%      -35.9%     -45.3%    -51.8%

Quantum Healthcare Corp. (2)          33.3        25.0        20.5         2.3          8.5%        7.5%       5.3%      2.7%

American HomePatient, Inc.            24.0        21.6        18.4         1.7         24.5%       21.9%      12.7%      5.6%

Express Scripts, Inc.                 18.6        17.3        13.3         2.9          6.2%        6.0%       5.2%      3.3%

Owen Healthcare, Inc.                 25.2        25.2        18.1         2.2          6.5%        6.0%       4.0%      2.5%

Systemed, Inc. (3)                    30.7          na          na         1.8          4.2%        3.0%       1.5%      1.5%
                                   -------- ----------- ----------- -----------     -------- ----------- ---------- ---------
High excl. HMIS                       33.3x       32.2x       22.7x      188.1x        24.5%       21.9%      12.7%      6.0%
Low excl. HMIS                        -0.6        -3.8       -18.1         1.7        -32.9%      -35.9%     -45.3%    -51.8%

Mean excl. HMIS, High and Low         25.5x       21.7x       17.2x        2.9x         7.2%        6.5%       4.8%      3.1%
Median excl. HMIS, High and Low       24.6        21.6        18.1         2.6          7.0%        6.3%       5.2%      2.8%
                                   -------- ----------- ----------- -----------     -------- ----------- ---------- ---------

--------------------------

Source: 10-K's, 10-Q's, annual reports, research reports and analysts' estimates.

(1) MedPartners/Mullikin, Inc. acquired Caremark for 1.21 MDM shares per CK share, effective 9/5/96.

(2) Olsten Corporation acquired Quantum Health Resources, Inc. for 0.58 OLS shares per QHRI share, effective 7/1/96.

(3) Merck & Co., Inc. acquired Systemed, Inc. for $3.00 per share effective 7/22/96.